UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

California Portfolio

New York Portfolio

Insured National Portfolio

Insured California Portfolio

October 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 14, 2007

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2007.

Investment Objective and Policies

The investment objective of the five portfolios of this open-end fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio is non-diversified, meaning that it can invest more of its assets in a fewer number of issues. Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.

Investment Results

The tables on pages 5-9 show performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2007.

For both the six- and 12-month periods ended October 31, 2007, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the LB Municipal Index, which represents the municipal market and posted positive returns of 1.30% and 2.91% for the respective time periods.

A description of each Portfolio’s relative performance versus the benchmark for the 12-month reporting period ended October 31, 2007, follows:

National Portfolio — The National Portfolio’s Class A shares without sales charges underperformance was largely the result of security selection in the hospital, special tax and insured sectors. The Portfolio’s relative weight in the industrial revenue bond sector also detracted from performance. The Portfolio’s relative weight in the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

pre-refunded sector, as well as security selection in the industrial revenue bond sector, was beneficial to performance.

California Portfolio — The California Portfolio’s Class A shares without sales charges underperformance was largely the result of security selection in the insured, general obligation, education, hospital and special tax sectors. The Portfolio’s relative weight in the pre-refunded and industrial revenue bond sectors was beneficial to the Portfolio’s performance.

New York Portfolio — The New York Portfolio’s Class A shares without sales charges underperformance was largely the result of security selection in the insured, housing, transportation, special tax and airport sectors. Security selection in the industrial revenue bond sector was beneficial to performance.

Insured National Portfolio — The Insured National Portfolio’s Class A shares without sales charges underperformance was largely the result of security selection within the insured sector.

Insured California Portfolio — The Insured California Portfolio’s Class A shares without sales charges underperformance was largely the result of security selection within the insured sector.

Market Review and Investment Strategy

For the six- and 12-month periods ended October 31, 2007, yields for short-maturity bonds were little changed or declined, and yields for longer maturity bonds rose significantly. In the six-month period ended October 31, 2007, a broad liquidity crunch stemming from the U.S. subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly general obligation (GO) and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

Although problems in the housing market increased uncertainty concerning the future health of the U.S. economy, the Portfolios’ Municipal Bond Investment Team (the “Team”) believes that most municipal issuers entered this period of uncertainty in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures and have been accumulating since at least 2005, when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in revenue projections in their new budgets, remembering the fiscal difficulties in 2003 when overly optimistic projections led to serious budget shortfalls. As a result, the spread widening experienced in the municipal market was modest relative to the dislocations observed in the taxable bond markets.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

The overarching theme in the Portfolios for the 12-month period was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, as of October 31, 2007, the extra income for buying a 10-year BBB-rated bond over a 10-year AAA-rated bond was 0.47%; as of October 31, 2003, the same spread was 0.93%. In response to these market conditions, the Team has been focusing new purchases on high credit quality bonds, and bonds with maturities within 10-15 years rather than lower credit quality bonds, or bonds with longer maturities. The Team’s strategy of risk reduction has helped the Portfolios’ relative performance. The Portfolios’ concentration in high credit quality bonds added to performance as credit spreads ultimately widened. Also, maturity selection contributed to the Portfolios’ relative performance as longer-term bonds underperformed.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of October 31, 2007, the Portfolios' percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds are as follows:

Portfolio	Insured Bonds	Pre-Refunded Bonds
National	38%	13%
California	45%	17%
New York	43%	12%
Insured National	93%	48%
Insured California	100%*	22%

*	The amount insured by AMBAC is 43%.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. A large proportion of the Fund’s insured municipal securities are insured by insurance companies rated AAA. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. The yield or value of the Portfolios’ investments in municipal securities may be affected by political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade debt presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
National Portfolio
Class A	0.82%	2.52%

Class B	0.47%	1.81%

Class C	0.37%	1.81%

LB Municipal Index	1.30%	2.91%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
California Portfolio
Class A	0.92%	2.45%

Class B	0.57%	1.65%

Class C	0.66%	1.73%

LB Municipal Index	1.30%	2.91%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
New York Portfolio
Class A	1.07%	2.62%

Class B	0.62%	1.82%

Class C	0.72%	1.91%

LB Municipal Index	1.30%	2.91%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

INSURED NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
Insured National Portfolio
Class A	1.02%	2.42%

Class B	0.78%	1.72%

Class C	0.67%	1.71%

LB Municipal Index	1.30%	2.91%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured National Portfolio Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

INSURED CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
Insured California Portfolio
Class A	0.89%	2.17%

Class B	0.46%	1.38%

Class C	0.46%	1.46%

LB Municipal Index	1.30%	2.91%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured California Portfolio Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.19%	6.45%
1 Year	2.52%	-1.81%
5 Years	5.41%	4.51%
10 Years	4.39%	3.94%

Class B Shares			3.68%	5.66%
1 Year	1.81%	-1.13%
5 Years	4.68%	4.68%
10 Years(a)	3.96%	3.96%

Class C Shares			3.68%	5.66%
1 Year	1.81%	0.82%
5 Years	4.68%	4.68%
10 Years	3.68%	3.68%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	-1.63%
5 Years	3.89%
10 Years	3.98%

Class B Shares
1 Year	-0.94%
5 Years	4.08%
10 Years(a)	4.00%

Class C Shares
1 Year	1.02%
5 Years	4.07%
10 Years	3.71%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.73% and 1.72% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.97%	6.81%
1 Year	2.45%	-1.90%
5 Years	4.70%	3.80%
10 Years	4.82%	4.37%

Class B Shares			3.45%	5.92%
1 Year	1.65%	-1.30%
5 Years	3.96%	3.96%
10 Years(a)	4.38%	4.38%

Class C Shares			3.45%	5.92%
1 Year	1.73%	0.75%
5 Years	3.97%	3.97%
10 Years	4.09%	4.09%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	-1.73%
5 Years	3.20%
10 Years	4.39%

Class B Shares
1 Year	-1.03%
5 Years	3.39%
10 Years(a)	4.40%

Class C Shares
1 Year	0.94%
5 Years	3.39%
10 Years	4.11%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.56% and 1.56% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.47% and 1.47% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.92%	6.47%
1 Year	2.62%	-1.71%
5 Years	5.01%	4.10%
10 Years	4.78%	4.32%

Class B Shares			3.40%	5.62%
1 Year	1.82%	-1.14%
5 Years	4.26%	4.26%
10 Years(a)	4.32%	4.32%

Class C Shares			3.40%	5.62%
1 Year	1.91%	0.93%
5 Years	4.28%	4.28%
10 Years	4.03%	4.03%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	-1.53%
5 Years	3.58%
10 Years	4.35%

Class B Shares
1 Year	-0.94%
5 Years	3.71%
10 Years(a)	4.35%

Class C Shares
1 Year	1.13%
5 Years	3.71%
10 Years	4.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.60% and 1.60% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.58%, 1.28% and 1.28% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

INSURED NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.37%	5.18%
1 Year	2.42%	-1.97%
5 Years	4.62%	3.72%
10 Years	4.53%	4.08%

Class B Shares			2.83%	4.35%
1 Year	1.72%	-1.23%
5 Years	3.93%	3.93%
10 Years(a)	4.10%	4.10%

Class C Shares			2.83%	4.35%
1 Year	1.71%	0.73%
5 Years	3.91%	3.91%
10 Years	3.81%	3.81%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	-1.98%
5 Years	3.10%
10 Years	4.11%

Class B Shares
1 Year	-1.14%
5 Years	3.29%
10 Years(a)	4.14%

Class C Shares
1 Year	0.83%
5 Years	3.28%
10 Years	3.85%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.04%, 1.75% and 1.74% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.04%, 1.74% and 1.74% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

INSURED CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.30%	5.66%
1 Year	2.17%	-2.18%
5 Years	3.81%	2.91%
10 Years	4.61%	4.15%

Class B Shares			2.73%	4.68%
1 Year	1.38%	-1.55%
5 Years	3.08%	3.08%
10 Years(a)	4.15%	4.15%

Class C Shares			2.74%	4.70%
1 Year	1.46%	0.48%
5 Years	3.09%	3.09%
10 Years	3.86%	3.86%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	-2.05%
5 Years	2.15%
10 Years	4.16%

Class B Shares
1 Year	-1.26%
5 Years	2.31%
10 Years(a)	4.16%

Class C Shares
1 Year	0.63%
5 Years	2.30%
10 Years	3.87%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.74% and 1.73% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

National Portfolio	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,008.20	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47
Class B
Actual	$1,000	$1,004.71	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$7.02
Class C
Actual	$1,000	$1,003.66	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$7.02

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Fund Expenses

California Portfolio	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period*
Class A
Actual	$1,000	$1,009.24	$3.90
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92
Class B
Actual	$1,000	$1,005.71	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.48
Class C
Actual	$1,000	$1,006.59	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.48

New York Portfolio
Class A
Actual	$1,000	$1,010.73	$2.94
Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.96
Class B
Actual	$1,000	$1,006.21	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
Class C
Actual	$1,000	$1,007.21	$6.48
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51

Insured National Portfolio
Class A
Actual	$1,000	$1,010.23	$5.27
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30
Class B
Actual	$1,000	$1,007.77	$8.81
Hypothetical (5% return before expenses)	$1,000	$1,016.43	$8.84
Class C
Actual	$1,000	$1,006.71	$8.80
Hypothetical (5% return before expenses)	$1,000	$1,016.43	$8.84

Insured California Portfolio
Class A
Actual	$1,000	$1,008.91	$5.62
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65
Class B
Actual	$1,000	$1,004.61	$9.20
Hypothetical (5% return before expenses)	$1,000	$1,016.03	$9.25
Class C
Actual	$1,000	$1,004.64	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20
*	Expenses are equal to the classes’ annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	National	California	New York	Insured National	Insured California
Class A	0.68%	0.77%	0.58%	1.04%	1.11%
Class B	1.38%	1.47%	1.28%	1.74%	1.82%
Class C	1.38%	1.47%	1.28%	1.74%	1.81%

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

BOND RATING SUMMARY*

October 31, 2007

*	All data are as of October 31, 2007. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Bond Rating Summary

BOND RATING SUMMARY*

October 31, 2007

*	All data are as of October 31, 2007. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Bond Rating Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.3%
Long-Term Municipal Bonds – 95.3%
Alabama – 1.5%
Jefferson Cnty Ltd Oblig Sch Warrants Series 04A 5.25%, 1/01/18-1/01/23	$3,900	$4,130,925
Montgomery Spl Care Fac Fin Auth (Baptist Hlth) (Prerefunded) Series 04C 5.25%, 11/15/29	2,190	2,394,108

		6,525,033

Alaska – 0.5%
Anchorage Wastewtr Rev MBIA Series 04 5.125%, 5/01/29	2,075	2,249,155

Arizona – 3.4%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 4.43%, 2/01/42(a)	2,600	2,571,556
Estrella Mtn Ranch CFD (Desert Village) 7.375%, 7/01/27	2,694	2,911,891
Phoenix Civic Impt Corp Wastewtr Sys Rev MBIA Series 04 5.00%, 7/01/23	1,750	1,829,432
Pima Cnty IDA (Horizon Comnty Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,314,435
Queen Creek Improvement Dist No 1 5.00%, 1/01/26	1,300	1,281,605
Salt Verde Financial Corp. (Sr Gas Revenue Bonds) 5.25%, 12/01/23	2,560	2,670,387
Sundance CFD Series 02 7.75%, 7/01/22	650	692,283

		15,271,589

California – 3.1%
California St Dept of Water Res Pwr Sup Rev (Prerefunded) Series 02A 5.375%, 5/01/22	2,000	2,175,120
California St GO (Prerefunded) 5.25%, 4/01/30	810	868,749

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 4/01/27	$910	$967,549
California St GO (Unrefunded) 5.25%, 4/01/30	15	15,445
AMBAC 5.00%, 4/01/27	1,740	1,793,905
Chula Vista IDR (San Diego Gas) Series 96A 5.30%, 7/01/21	4,000	4,211,800
Manteca Uni Sch Dist MBIA Series 01 Zero Coupon, 9/01/31	11,910	3,802,982

		13,835,550

Colorado – 2.7%
Colorado Ed & Cultural Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	500	504,330
Colorado HFA SFMR (Mtg Rev) AMT Series 99A-2 6.45%, 4/01/30	550	555,033
Colorado Hlth Facs Auth (Evangelical Lutheran) 5.25%, 6/01/19	1,500	1,566,210
Colorado Hlth Facs Auth (Parkview Med Ctr) Series 04 5.00%, 9/01/25	690	695,499
Midcities Metro Dist No 2 RADIAN 5.125%, 12/01/21	2,000	2,048,760
Park Creek Metro Dist Rev Ltd (Ref-Sr-Ltd Tax Ppty Tax) Series 05 5.50%, 12/01/30	1,900	1,917,461
PV Wtr & San Metro Dist Cap Appreciation Series 06 Zero Coupon, 12/15/17	4,040	2,218,404
Todd Creek Farms Metro Dist No 1 6.125%, 12/01/22	1,210	1,212,335
Todd Creek Farms Metro Dist No 1 Water Rev (Ref & Impt) Series 04 6.125%, 12/01/19	820	818,016
Vista Ridge Metro Dist. RADIAN 5.00%, 12/01/26	500	496,940

		12,032,988

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.2%
Connecticut Hlth & Ed Facs Auth (Griffin Hosp) RADIAN Series 05B 5.00%, 7/01/23	$750	$761,873

District Of Columbia – 0.2%
Dist of Columbia ACA 5.00%, 6/01/26	1,000	967,070

Florida – 10.4%
Beacon Tradeport CDD Series 02B 7.25%, 5/01/33	150	157,338
Bonnet Creek Resort CDD Series 02 7.25%, 5/01/18	2,000	2,101,340
Clay Cnty CDD (Crossings at Fleming Island) Series 00C 7.05%, 5/01/15	1,650	1,696,711
Collier Cnty IDR (Southern St Util) AMT Series 96 6.50%, 10/01/25	705	708,243
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	315	309,982
Indian Trace Dev Dist Spl Assmt (Water Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/22	320	336,282
Indian Trace Dev Dist Spl Assmt (Wtr Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/23	1,480	1,551,780
Jacksonville Hosp Rev (Mayo Clinic) Series 01C 5.50%, 11/15/36	6,750	7,201,440
Lee Cnty CFD (Herons Glen) (Prerefunded) Series 99 6.00%, 5/01/29	6,090	6,371,358
Lee Cnty HFA SFMR (Mtg Rev) AMT GNMA/ FNMA Series 00A-1 7.20%, 3/01/33	85	85,224

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Marshall Creek CDD Series 02A 6.625%, 5/01/32	$1,670	$1,803,166
Miami Beach Hlth Facs Auth (Mt Sinai Med Ctr) Series 01A 6.80%, 11/15/31	3,500	3,726,905
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	3,325	3,433,329
Orange Cnty HFA MFHR(Seminole Pt Proj) AMT Series 99L 5.80%, 6/01/32	5,000	5,070,450
Orlando Assess Dist (Conroy Rd Proj) Series 98A 5.80%, 5/01/26	3,250	3,070,567
Pasco Cnty HFA MFHR (Pasco Woods Apts) AMT Series 99A 5.90%, 8/01/39	3,690	3,774,907
Pier Park CDD Series 02-1 7.15%, 5/01/34	3,245	3,420,295
Preserve at Wildnerness Lake CDD Series 02B 6.20%, 11/01/08	30	30,028
Tara CMNTY Dev Dist 1 FL CAP 7.15%, 5/01/31	1,785	1,863,201

		46,712,546

Illinois – 4.1%
Chicago Arpt Rev (O’Hare Int’l Arpt) XLCA Series 03B-1 5.25%, 1/01/34	3,400	3,517,096
Chicago HFA SFMR (Mtg Rev) GNMA/ FNMA/ FHLMC Series 99C 7.05%, 10/01/30	65	65,941
Chicago HFA SFMR (Mtg Rev) AMT GNMA/ FNMA/ FHLMC Series 98A 6.45%, 9/01/29	255	256,956
GNMA/ FNMA/ FHLMC Series 98C-1 6.30%, 9/01/29	185	190,237

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GNMA/ FNMA/ FHLMC Series 99 A 6.35%, 10/01/30	$265	$273,732
Chicago Incr Alloc 7.46%, 2/15/26	1,770	1,859,881
Chicago Spec Assess (Lake Shore East) Series 03 6.75%, 12/01/32	3,500	3,702,930
Gilberts Spl Svc Area No 15 Spl Tax (Gilberts Town Ctr Proj) Series 03 6.00%, 3/01/28	2,430	2,459,160
Hampshire Spl Svc Area No 14 5.80%, 3/01/26	1,595	1,577,136
Illinois Fin Auth Rev (Illinois Inst of Technology) Series 06A 5.00%, 4/01/31	750	737,767
Manhattan (No 04-1 Brookstone Springs Proj) Series 05 5.875%, 3/01/28	1,674	1,686,371
Metro Pier & Expo Auth (McCormick Place) MBIA Series 02A 5.25%, 6/15/42	1,750	1,828,470

		18,155,677

Indiana – 0.7%
Hendricks Cnty Bldg Fac Corp. 5.50%, 7/15/23	1,165	1,255,986
Indiana Dev Fin Auth (Inland Steel) Series 97 5.75%, 10/01/11	1,825	1,847,758

		3,103,744

Iowa – 0.0%
Coralville Urban Rev Tax Incr Series 07C 5.00%, 6/01/18	140	142,771

Kansas – 0.2%
Lenexa Hlth Care Fac (Lakeview Village Inc.) 5.25%, 5/15/22	870	863,005

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 4.9%
De Soto Parish PCR (Int’l Paper Co) Series 02a 5.00%, 10/01/12	$2,200	$2,256,606
Ernest N Morial-New Orleans (Exhibit Hall Auth Spl Tax) AMBAC Series A 5.25%, 7/15/16-7/15/17	2,475	2,683,444
Lafayette LA (Communications Sys Rev) XLCA 5.25%, 11/01/23	950	1,020,262
Lafayette LA Communications (Communications Sys Rev) XLCA 5.25%, 11/01/20-11/01/21	4,050	4,379,990
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	925	966,625
New Orleans GO MBIA Series 05 5.00%, 12/01/29	3,420	3,522,874
5.25%, 12/01/21	3,360	3,573,293
RADIAN 5.00%, 12/01/22(b)	1,060	1,068,257
New Orleans GO RADIAN 5.00%, 12/01/18-12/01/19(b)	2,590	2,635,537

		22,106,888

Maryland – 2.5%
Maryland CDA SFMR (Mtg Rev) AMT Series 00A 6.10%, 7/01/38	6,285	6,413,151
Maryland IDR (Med Waste Assoc) AMT Series 89 8.75%, 11/15/10(c)(d)	1,225	1,031,573
Tax Exempt Muni Infra Series 04A 3.80%, 5/01/08(e)	3,951	3,944,323

		11,389,047

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 4.3%
Massachusetts Dev Fin Agy Hlth Fac (Seven Hills Fdn) RADIAN Series 99 5.15%, 9/01/28	$6,035	$6,069,158
Massachusetts Port Auth AMT Series 99D 6.00%, 7/01/29	7,500	7,790,025
Massachusetts St GO (Prerefunded) Series 02C 5.25%, 11/01/30	5,000	5,371,300

		19,230,483

Michigan – 4.1%
Detroit Tax Incr (Diamler/Chrysler Assembly Plant) Series 98A 5.50%, 5/01/21	525	515,545
Kent Hosp Fin Auth (Metro Hosp Proj) Series 05A 5.75%, 7/01/25	710	733,899
Michigan HDA MFHR (Rental Rev) AMT AMBAC Series 97A 6.10%, 10/01/33	1,000	1,013,860
Michigan Hosp Fin Auth (Sparrow Med Ctr) (Prerefunded) Series 01 5.625%, 11/15/36	2,650	2,881,822
Michigan Hosp Fin Auth (Trinity Hlth) Series 00A 6.00%, 12/01/27	4,515	4,773,122
Plymouth Ed Ctr Charter Sch Public Sch Academy Rev Series 05 5.375%, 11/01/30	2,000	1,993,440
Saginaw Hosp Fin Auth (Covenant Med Ctr) Series 00F 6.50%, 7/01/30	6,125	6,485,517

		18,397,205

Minnesota – 1.9%
Minneapolis & St. Paul Arpt Rev AMT FGIC Series 00B 6.00%, 1/01/21	3,520	3,675,302

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Shakopee Hlth Care Fac (St Francis Regl Med Ctr) Series 04 5.10%, 9/01/25	$2,700	$2,702,889
St. Paul Hsg & Redev Auth Hosp Rev (Hltheast Proj) Series 05 6.00%, 11/15/25	500	524,300
Western Minnesota Muni Pwr Agy FSA 5.00%, 1/01/17	1,400	1,515,304

		8,417,795

Missouri – 0.8%
Kansas City Arpt Fac Rev (Cargo ACQ Grp) Series 02 6.25%, 1/01/30	1,975	2,024,513
Missouri Dev Fin Brd Infra Fac Rev (Crackerneck Creek Project) Series 05C 5.00%, 3/01/26	1,000	1,012,900
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	370	362,774

		3,400,187

Nevada – 0.6%
Carson City Hosp Rev (Carson-Tahoe Hosp Proj) RADIAN Series 03A 5.125%, 9/01/29	2,700	2,719,386

New Hampshire – 1.3%
New Hampshire Bus Fin Auth PCR (Public Svc Co) AMT Series 93E 6.00%, 5/01/21	4,000	4,113,440
New Hampshire Hlth & Ed Facs (Covenant Hlth) Series 04 5.375%, 7/01/24	1,680	1,745,033

		5,858,473

New Jersey – 4.6%
Morris-Union Jointure COP RADIAN Series 04 5.00%, 5/01/27	5,175	5,181,365

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Econ Dev Auth (Sch Fac Constr) Series 05 5.25%, 3/01/25	$6,200	$6,586,260
New Jersey St Ed Facs Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	8,005	8,606,496

		20,374,121

New Mexico – 1.9%
Clayton N Mex Jail Proj Rev CIFG 5.00%, 11/01/25-11/01/27	8,475	8,724,494

New York – 5.7%
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA Series 04 5.75%, 5/01/25-5/01/26	3,800	4,154,422
New York City Ed Fac (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,632,675
New York City GO Series 03 5.75%, 3/01/15	2,350	2,598,583
Series 03A 5.50%, 8/01/21	5,000	5,428,900
Series 04G 5.00%, 12/01/23	895	930,057
New York City GO (Prerefunded) 5.75%, 3/01/17	1,480	1,635,045
New York City GO (Unrefunded) 5.75%, 3/01/17	420	459,950
New York City Transitional Fin Auth Series 05A-2 5.00%, 11/01/17	5,000	5,360,200
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	850	869,032
New York St HFA (Eco Dev & Hsg) FGIC Series 05A 5.00%, 9/15/25	1,200	1,256,316

		25,325,180

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.3%
Ward Cnty ND Hlth Care Fac (Trinity Hlth) 5.125%, 7/01/18-7/01/20	$1,380	$1,406,103

Ohio – 3.8%
Cleveland Cuyahoga Port Auth Series 01 7.35%, 12/01/31	5,400	5,698,350
Cleveland Pub Pwr Sys Rev FGIC Series 06A 5.00%, 11/15/18	2,335	2,503,144
Franklin Cnty (OCLC Online Computer Library Ctr) Series 98A 5.20%, 10/01/20	1,200	1,224,108
Toledo Lucas Cnty Port Auth (CSX Transp) Series 92 6.45%, 12/15/21	6,730	7,506,036

		16,931,638

Oregon – 1.2%
Forest Grove Rev (Ref & Campus Impt Pacific Proj A) RADIAN Series 05A 5.00%, 5/01/28	2,995	2,979,786
Oregon Hsg Dev Agy SFMR (Mtg Rev) AMT Series 02B 5.45%, 7/01/32	2,375	2,407,466

		5,387,252

Pennsylvania – 4.1%
Allegheny Cnty PA Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	2,900	2,863,982
Ephrata Area Sch Dist (Prerefunded) FGIC Series 05 5.00%, 3/01/22	2,565	2,771,919
Harrisburg Arpt Auth (Susquehanna Arpt Proj) AMT Series 99 5.50%, 1/01/24	500	484,875
Montgomery Cnty Hosp Rev (Abington Mem Hosp) Series 02A 5.125%, 6/01/32	2,000	2,013,880

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	$1,210	$1,248,514
Pennsylvania Hgr Ed Hosp Rev (UPMC Hlth Sys) Series 01A 6.00%, 1/15/31	3,845	4,049,054
Philadelphia Auth IDR (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,030	1,028,795
South Central Gen Auth (Wellspan Hlth) MBIA Series 01 5.25%, 5/15/31	685	727,223
South Central Hosp Rev (Wellspan Hlth) (Prerefunded) MBIA Series 01 5.25%, 5/15/31	3,115	3,323,020

		18,511,262

Puerto Rico – 1.9%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	1,100	1,150,512
Series 01A 5.50%, 7/01/19	500	545,885
Series 03A 5.25%, 7/01/23	500	517,250
Series 04A 5.25%, 7/01/19	1,920	2,025,619
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	528,180
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	3,730	3,865,786

		8,633,232

South Carolina – 2.3%
Dorchester Cnty Sch Dist No 2 (No 002 Installment Pur Rev) Series 06 5.00%, 12/01/30	1,500	1,530,645
Newberry Investing In Childrens Ed (Newberry Cnty Sch Dist Proj) ASSURED GTY Series 05 5.00%, 12/01/27	3,890	4,014,986

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 05 5.00%, 12/01/30	$335	$327,365
Scago Educational Fac Corp For Sch RADIAN 5.00%, 12/01/21	4,300	4,318,533

		10,191,529

Tennessee – 0.7%
Johnson City Hlth & Ed Fac Hosp Rev (First Mtg-MTN Sts Hlth) Series 06A 5.50%, 7/01/31	1,360	1,378,578
Sullivan Cnty Hlth Ed 5.00%, 9/01/22	1,265	1,263,596
Sullivan Cnty Tenn Hlth Ed (Wellmont Hlth Sys Proj) 5.25%, 9/01/26	275	276,716

		2,918,890

Texas – 12.4%
Bexar Cnty Hlth Fac Dev Corp Rev 5.00%, 7/01/27	325	314,704
Corpus Christi Arpt Rev (Corpus Christi Int’l) FSA Series 00B 5.375%, 2/15/30	7,100	7,369,587
Dallas-Fort Worth Arpt Rev (Int’l Arpt) FGIC Series 01 5.50%, 11/01/35	13,400	13,756,306
Ector Cnty Independent Sch Dist 5.25%, 8/15/27	3,000	3,250,502
Garza Cnty Pub Fac Corp. 5.50%, 10/01/19	535	554,399
Grapevine Arpt Rev 6.50%, 1/01/24	995	1,041,626
Guadalupe-Blanco Riv Auth & Surp (Contract & Sub Water Res) MBIA Series 04A 5.00%, 8/15/24	1,440	1,481,141
Hidalgo Cnty Hlth Svcs (Mission Hosp Inc Proj) Series 05 5.00%, 8/15/14-8/15/19	730	733,189
Houston Arpt Rev (Cargo ACQ Grp) AMT Series 02 6.375%, 1/01/23	3,000	3,158,790

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Laredo ISD Pub Fac Corp Lease Rev AMBAC Series 04A 5.00%, 8/01/24	$1,000	$1,024,570
Lubbock (Ctfs Oblig-Tax & Wtrwks Surp) FSA 5.125%, 2/15/24	3,335	3,515,824
North Texas Hlth Facs (United Regl Hlth Care Sys) FSA 5.00%, 9/01/24	570	592,851
Richardson Hosp Auth (Richardson Regl Med Ctr) FSA Series 04 5.875%, 12/01/24	2,310	2,430,674
San Antonio GO (Unrefunded) Series 02 5.00%, 2/01/22	3,060	3,151,555
Seguin Higher Ed Auth (Texas Lutheran Univ Proj) Series 04 5.25%, 9/01/28	1,000	993,660
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	7,500	7,981,050
Tyler Hosp Rev (Mother Francis Regl Hlth) Series 01 6.00%, 7/01/31	3,900	4,295,928

		55,646,356

Utah – 0.2%
Spanish Fork City Utah Charter 5.55%, 11/15/21	860	840,340

Virgin Islands – 1.8%
Virgin Islands Pub Fin Auth FSA Series 03 5.00%, 10/01/13-10/01/14	2,025	2,177,865
5.25%, 10/01/15-10/01/17	5,460	5,965,235

		8,143,100

Virginia – 1.5%
Arlington IDA Hosp Rev (Arlington Hlth Sys) (Prerefunded) Series 01 5.25%, 7/01/31	1,000	1,067,970

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bell Creek CDD Series 03A 6.75%, 3/01/22	$852	$864,294
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	3,000	3,281,820
Pocahontas Pkwy Assoc Toll Rd Rev (Cap Appreciation) Sr (Prerefunded) Series 98B Zero Coupon, 8/15/15	2,000	1,340,040

		6,554,124

Washington – 4.0%
Energy Northwest Wash Wind AMBAC 5.00%, 7/01/21	7,845	8,243,761
Spokane GO AMBAC 1.00%, 12/01/22(b)	5,550	5,874,009
Tacoma Solid Waste Util Rev XLCA Series 06 5.00%, 12/01/18	2,750	2,916,595
Washington Hlth Care Fac Auth (Overlake Hosp Med Ctr) RADIAN 6.00%, 7/01/38(f)	725	725,000

		17,759,365

Wisconsin – 1.6%
Milwaukee Arpt Rev (Cargo ACQ Corp) AMT Series 02 6.50%, 1/01/25	2,330	2,434,221
Wisconsin Hlth & Ed Fac Auth (Bell Tower Residence Proj) FHLB Series 05 5.00%, 7/01/25	1,270	1,277,137
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan) MBIA 5.25%, 8/15/20	3,400	3,461,948

		7,173,306

Total Long-Term Municipal Bonds (cost $414,390,962)		426,660,757

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 5.0%
Alaska – 1.8%
Valdez Alaska Marine Term Rev (BP Pipelines, Inc. Proj) 3.58%, 7/01/37(g)(h)	$1,500	$1,500,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 3.58%, 7/01/37(g)(i)	6,500	6,500,000

		8,000,000

Colorado – 0.5%
Colorado Educational & Cultural Fac Auth 3.58%, 2/01/25(g)(h)	2,400	2,400,000

New Mexico – 1.4%
Hurley PCR (Kennecott Santa Fe) 3.58%, 12/01/15(g)(i)	6,300	6,300,000

Ohio – 0.5%
Lake Cnty Hosp Fac (Lake Hosp Sys) RADIAN 5.75%, 12/01/32(g)	2,100	2,100,000

Tennessee – 0.1%
Chattanooga Hlth Ed & Hsg Fac Brd 3.58%, 6/01/28(g)(h)	500	500,000

Texas – 0.2%
San Antonio Ed Fac Corp. (Univ Incarnate Word Proj) 3.30%, 12/01/27(g)(h)	1,000	1,000,000

Washington – 0.5%
Washington St Hsg Fin Commission 3.53%, 1/01/34(g)(h)	2,000	2,000,000

Total Short-Term Municipal Notes (cost $22,300,000)		22,300,000

Total Investments – 100.3% (cost $436,690,962)		448,960,757
Other assets less liabilities – (0.3)%		(1,314,797)

Net Assets – 100.0%		$447,645,960

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$545	6/01/12	BMA	*	3.628%	$6,379
Citibank N.A.	5,600	11/10/26	3.884%		BMA *	66,659
JPMorgan Chase	15,600	11/10/11	BMA	*	3.482%	93,245
JPMorgan Chase	1,075	9/21/12	BMA	*	3.385%	562
Merrill Lynch	2,200	7/12/08	BMA	*	3.815%	8,360
Merrill Lynch	3,205	2/12/12	BMA	*	3.548%	26,838

*	Variable interest rate based on the Securities Industry & Markets Association, formerly the Bond Market Association (BMA).

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2007.

(b)	When-Issued security.

(c)	Illiquid security, valued at fair value. (See note A)

(d)	Security is in default and is non-income producing.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the market value of this security amounted to $3,944,323 or 0.9% of net assets.

(f)	Variable rate coupon, rate shown as of October 31, 2007.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(i)	Position, or a portion thereof, has been segregated to collateralize when issued securities.

As of October 31, 2007, the Portfolio held 38% of net assets in insured bonds (of this amount 13% represents the Portfolio’s holding in pre-refunded bonds).

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

Glossary:

ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
ASSURED	GTY – Assured Guaranty
CDA	– Community Development Administration
CDD	– Community Development District
CFD	– Community Facilities District
CIFG	– CIFG Assurance North America, Inc.
COP	– Certificate of Participation
FGIC	– Financial Guaranty Insurance Company
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GNMA	– Government National Mortgage Association
GO –	General Obligation
HDA	– Housing Development Authority
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
IDR	– Industrial Development Revenue
ISD	– Independent School District
MBIA	– Municipal Bond Investors Assurance
MFHR	– Multi-Family Housing Revenue
MTN	– Medium Term Note
PCR	– Pollution Control Revenue Bond
RADIAN	– Radian Group, Inc.
SFMR	– Single Family Mortgage Revenue
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

INSURED NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.3%
Long-Term Municipal Bonds – 98.6%
Alabama – 0.8%
Jefferson Cnty Water & Swr Rev (Prerefunded) FGIC Series 02B 5.00%, 2/01/41	$1,000	$1,062,792

California – 7.1%
California St GO FSA Series 03 5.00%, 2/01/29	1,445	1,489,347
California St GO (Prerefunded) 5.125%, 2/01/28	1,500	1,628,475
AMBAC 5.00%, 4/01/27	1,035	1,100,453
California St GO (Unrefunded) AMBAC 5.00%, 4/01/27	1,965	2,025,876
Golden St Tobacco Securitization Corp. (Prerefunded) XLCA Series 03B 5.50%, 6/01/33	2,000	2,188,140
San Bernardino Cnty Redev ETM (Ontario Proj #1) MBIA Series 93 5.80%, 8/01/23	1,000	1,124,430

		9,556,721

Colorado – 7.7%
Midcities Metro Dist No 2 RADIAN 5.125%, 12/01/21	1,000	1,024,380
Northwest Parkway Toll Rev FSA Series 01C 5.80%, 6/15/25(a)	9,000	8,286,300
SBC Metro Dist. ACA Series 05 5.00%, 12/01/29	1,000	966,240

		10,276,920

Florida – 6.1%
Hollywood Comnty Redev Agy XLCA 5.00%, 3/01/24	5,000	5,199,900

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volusia Cnty Hlth Fac (John Knox Village) RADIAN Series 96A 6.00%, 6/01/17	$3,000	$3,034,920

		8,234,820

Illinois – 7.6%
Chicago Arpt Rev (O’Hare Int’l Arpt) XLCA Series 03B-1 5.25%, 1/01/34	1,700	1,758,548
Chicago Stadium Rev (Soldier Field) AMBAC Series 01 5.50%, 6/15/30(a)	7,000	6,599,180
Metro Pier & Expo Auth (McCormick Place) MBIA Series 02A 5.25%, 6/15/42	1,750	1,828,470

		10,186,198

Louisiana – 3.2%
Ernest N Morial-New Orleans (Exhibit Hall Auth Spl Tax) AMBAC Series A 5.25%, 7/15/16-7/15/17	815	883,639
Lafayette LA (Communications Sys Rev) XLCA 5.25%, 11/01/23	1,550	1,664,638
New Orleans GO MBIA Series 05 5.00%, 12/01/29	570	587,146
5.25%, 12/01/21	1,135	1,207,050

		4,342,473

Massachusetts – 5.7%
Massachusetts Hlth & Ed Fac Hosp Rev (Berkshire Hlth Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	6,044,412
Massachusetts Hlth & Ed Fac Hosp Rev (Cape Cod Hlthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,616,432

		7,660,844

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 7.3%
Detroit Water Sup Sys (Prerefunded) FGIC Series 01B 5.50%, 7/01/33	$1,450	$1,561,926
Kalamazoo Hosp Fin Auth (Borgess Med Ctr) ETM FGIC Series 94A 6.508%, 6/01/11(b)	5,140	5,152,233
Michigan (Trunk Line Fund) (Prerefunded) FSA Series 01A 5.25%, 11/01/30	1,000	1,064,240
Pontiac Tax Increment ACA Series 02 5.625%, 6/01/22	700	721,364
Royal Oak Hosp Fin Auth Rev (William Beaumont Hosp) MBIA Series 01M 5.25%, 11/15/35	1,300	1,333,605

		9,833,368

Minnesota – 4.8%
Waconia Hlth Care Fac Rev (Ridgeview Med Ctr) RADIAN Series 99A 6.125%, 1/01/29	6,095	6,426,690

Missouri – 0.1%
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	120	117,656

Nevada – 1.6%
Carson City Hosp Rev (Carson-Tahoe Hosp Proj) RADIAN Series 03A 5.125%, 9/01/29	2,100	2,115,078

New Hampshire – 1.8%
New Hampshire Hosp Rev (Mary Hitchcock Hosp) FSA Series 02 5.50%, 8/01/27	2,250	2,408,265

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 3.3%
Morris-Union Jointure COP RADIAN Series 04 5.00%, 5/01/27	$1,700	$1,702,091
New Jersey Ed Fac Auth (Hgr Ed Cap Impt) (Prerefunded) AMBAC Series 02A 5.125%, 9/01/22	2,500	2,674,125

		4,376,216

New York – 7.1%
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA Series 04 5.75%, 5/01/26	1,300	1,420,354
Nassau Cnty Hlth Fac (Nassau Hlth Sys Rev) (Prerefunded) FSA Series 99 5.75%, 8/01/29	7,600	8,051,288

		9,471,642

North Carolina – 0.8%
North Carolina Eastern Muni Pwr Agy Pwr Sys Rev AMBAC Series 05A 5.25%, 1/01/20	1,000	1,069,680

Ohio – 5.9%
Cleveland Pub Pwr Sys Rev FGIC Series 06A 5.00%, 11/15/18	500	536,005
Cnty of Hamilton (Prerefunded) AMBAC Series B 5.25%, 12/01/32	5,660	5,961,169
Cnty of Hamilton (Unrefunded) AMBAC Series B 5.25%, 12/01/32	1,440	1,493,611

		7,990,785

Pennsylvania – 9.6%
Allegheny Cnty Hgr Ed Rev (Carnegie Mellon Univ) Series 02 5.50%, 3/01/28	5,665	5,968,984

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Transp Rev (Prerefunded) AMBAC Series 01 5.25%, 7/15/41	$6,500	$6,950,190

		12,919,174

Puerto Rico – 5.6%
Puerto Rico Elec Pwr Auth XLCA Series 02-1 5.25%, 7/01/22	6,935	7,520,244

Rhode Island – 4.4%
Rhode Island Eco Dev Auth (Providence Place Mall Proj) ASSET GTY Series 00 6.125%, 7/01/20	5,500	5,899,850

South Carolina – 2.2%
Dorchester Cnty Sch Dist No 2 ASSURED GTY 5.00%, 12/01/29	400	412,344
Newberry Investing In Childrens Ed (Newberry Cnty Sch Dist Proj) ASSURED GTY Series 05 5.00%, 12/01/27	2,335	2,410,024
Series 05 5.00%, 12/01/30	115	112,379

		2,934,747

Texas – 3.2%
Guadalupe-Blanco Riv Auth & Surp (Contract & Sub Water Res) MBIA Series 04A 5.00%, 8/15/24	455	467,999
North Texas Hlth Facs (United Regl Hlth Care Sys) FSA 5.00%, 9/01/24	180	187,216
San Antonio GO Series 02 5.00%, 2/01/23	1,485	1,526,536
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	2,000	2,128,280

		4,310,031

Washington – 0.7%
Tacoma Solid Waste Util Rev XLCA Series 06 5.00%, 12/01/18	865	917,402

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia – 2.0%
Fairmont Higher Ed (Fairmont St Coll) FGIC Series 02A 5.375%, 6/01/27	$2,500	$2,652,350

Total Long-Term Municipal Bonds (cost $125,255,318)		132,283,946

Short-Term Municipal Notes – 0.7%
Nevada – 0.7%
Clark Cnty Nev Sch Dist FSA Series 01A 3.50%, 6/15/21(c)(d) (cost $1,000,000)	1,000	1,000,000

Total Investments – 99.3% (cost $126,255,318)		133,283,946
Other assets less liabilities – 0.7%		880,059

Net Assets – 100.0%		$134,164,005

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$175	6/01/12	BMA	*	3.628%	$2,048
Citibank N.A.	1,800	11/10/26	3.884%		BMA *	21,588
JPMorgan Chase	5,000	11/10/11	BMA	*	3.482%	29,886
JPMorgan Chase	345	9/21/12	BMA	*	3.385%	180
Merrill Lynch	700	7/12/08	BMA	*	3.815%	2,660
Merrill Lynch	195	2/12/12	BMA	*	3.548%	1,633
Merrill Lynch	1,000	10/21/16	BMA	*	4.128%	36,064
Merrill Lynch	2,500	7/30/26	4.090%		BMA *	(35,123)
Merrill Lynch	2,500	11/15/26	4.377%		BMA *	(122,626)

*	Variable interest rate based on the Securities Industry & Markets Association, formerly the Bond Market Association (BMA).

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

Insured National Portfolio—Portfolio of Investments

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of October 31, 2007, the Portfolio held 93% of net assets in insured bonds (of this amount 48% represents the Portfolio’s holding in pre-refunded bonds). 23% and 21% of the Portfolio’s insured bonds were insured by AMBAC and RADIAN, respectively.

Glossary:
ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
ASSET	GTY – Asset Guaranty Insurance Company AKA Radian
ASSURED	GTY – Assured Guaranty
COP	– Certificate of Participation
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO –	General Obligation
IDA	– Industrial Development Authority/Agency
MBIA	– Municipal Bond Investors Assurance
RADIAN	– Radian Group, Inc.
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 95.6%
New York – 84.6%
Cattaraugus Cnty Hgr Ed (Jamestown) (Prerefunded) Series 00A 6.50%, 7/01/30	$1,000	$1,096,040
Cortland Cnty Hosp Rev (Cortland Mem Hosp) RADIAN Series 02 5.25%, 7/01/32	2,700	2,724,759
Dutchess Cnty IDA (Civil Fac Rev) 5.00%, 8/01/19-8/01/21	1,450	1,503,214
Erie Cnty (Pub Impt) MBIA Series 05A 5.00%, 12/01/20	5,990	6,348,681
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA 5.75%, 5/01/24	2,400	2,632,200
FSA Series 04 5.75%, 5/01/25	1,400	1,532,944
Glen Cove IDR (The Regency at Glen Cove) ETM Series 92B Zero Coupon, 10/15/19	11,745	7,140,490
Hempstead Hgr Ed (Adelphi Univ Civic Fac) Series 02 5.50%, 6/01/32	1,000	1,040,870
Herkimer Cnty IDR Hgr Ed (Herkimer CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,135,840
Long Island Pwr Auth Elec Rev FGIC Series 06A 5.00%, 12/01/19-12/01/24	8,300	8,773,141
Long Island Pwr Auth Elec Rev (Prerefunded) FSA Series 01A 5.25%, 9/01/28	10,000	10,650,000
Metro Transp Auth NY Dedicated Tax Fund MBIA 5.00%, 11/15/18-11/15/21	11,890	12,735,782
Series 02 5.25%, 11/15/31	5,000	5,192,050

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 02A 5.125%, 11/15/31	$5,500	$5,655,540
MetroTransp Auth NY Dedicated Tax Fund 5.25%, 11/15/30	10,000	10,393,200
Monroe Cnty MFHR (Southview Towers Proj) AMT SONYMA Series 00 6.25%, 2/01/31	1,130	1,189,958
Montgomery Cnty IDA Lease Rev (HFM Boces) XLCA Series 05A 5.00%, 7/01/24	1,500	1,560,135
New York City Ed Fac (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,632,675
New York City Ed Fac (Magen David Yeshivah Proj) ACA Series 02 5.70%, 6/15/27	2,500	2,603,050
New York City Ed Fac (Spence Sch) 5.20%, 7/01/34	3,155	3,277,509
New York City GO 5.00%, 1/01/21	5,000	5,270,050
FSA Series 04E 5.00%, 11/01/21	4,000	4,194,520
Series 03 5.75%, 3/01/15	2,350	2,598,583
Series 04G 5.00%, 12/01/23	3,225	3,351,323
Series 04I 5.00%, 8/01/21	11,400	11,875,380
Series 05J 5.00%, 3/01/24	5,000	5,192,100
XLCA Series 04I 5.00%, 8/01/18	10,000	10,578,900
New York City GO (Prerefunded) 5.75%, 3/01/17	1,480	1,635,045
Series 01B 5.50%, 12/01/31	11,995	12,935,648
New York City GO (Unrefunded) 5.75%, 3/01/17	420	459,950
Series 01B 5.50%, 12/01/31	5	5,341

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City HDC (NYC Hsg Auth) FGIC Series 05P6-A 5.00%, 7/01/19	$10,000	$10,653,300
New York City HDC MFHR (Rental Hsg) AMT Series 01C-2 5.40%, 11/01/33	3,030	3,082,419
Series 02A 5.50%, 11/01/34	1,250	1,272,887
New York City Hlth & Hosp Rev (Hlth Care Sys Rev) AMBAC Series 03A 5.25%, 2/15/22	5,700	6,018,972
New York City Hosp Rev (Hlth Sys) FSA Series 02A 5.125%, 2/15/23	1,500	1,559,070
New York City IDA (Brooklyn Navy Yard) AMT Series 97 5.75%, 10/01/36	3,000	3,013,320
New York City IDA (Staten Island Hosp) Series 01B 6.375%, 7/01/31	1,945	1,988,276
New York City IDA Spl Fac (Airis JFK Proj) Series 01A 5.50%, 7/01/28	9,000	8,955,270
New York City IDA Spl Fac Rev (Terminal One Group Assoc Proj) Series 05 5.50%, 1/01/24(a)	800	839,576
New York City Muni Water Series 03A 5.00%, 6/15/27	1,000	1,034,520
New York City Spec Fac (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	14,523,740
New York City Transitional Fin Auth 5.00%, 7/15/21	7,000	7,450,520
Series 02A 5.50%, 11/01/26(a)	5,000	5,342,400
Series 05A-2 5.00%, 11/01/17	5,000	5,360,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Transitional Fin Auth (Prerefunded) Series 00B 6.00%, 11/15/29	$6,000	$6,438,900
New York City Transitional Fin Auth MBIA Series 03D 5.25%, 2/01/18	10,000	10,667,700
New York Conv Ctr Dev Corp Rev (Hotel Unit Fee Secured) AMBAC Series 05 5.00%, 11/15/30	10,000	10,388,300
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	900	920,151
New York St Dorm Auth (FHA Insd Maimonides) MBIA Series 04 5.75%, 8/01/29	3,515	3,879,330
New York St Dorm Auth (Non St Supported Debt Ozanam) 5.00%, 11/01/21	1,000	1,037,380
New York St Dorm Auth (Prerefunded) Series 02 5.00%, 7/01/32	4,000	4,257,280
New York St Dorm Auth Hlth Fac (Eger Rehab Ctr) FHA FHA INS Series 00 6.10%, 8/01/37	3,330	3,525,105
New York St Dorm Auth Hlth Fac (Nursing Home) FHA Series 02-34 5.20%, 2/01/32	3,965	4,341,001
New York St Dorm Auth Hosp Rev (Mem Sloan-Kettering Ctr) MBIA Series 03A 5.00%, 7/01/22	5,000	5,222,250
New York St Dorm Auth Hosp Rev (Mount Sinai) NYU Hlth Sys Series 00 6.50%, 7/01/25	4,000	4,254,040
New York St Dorm Auth Lease Rev (Master Boces Program Wayne Finger) FSA Series 04 5.00%, 8/15/23	3,175	3,321,367

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth MFHR (Joachim & Anne Residence) Series 02 5.25%, 7/01/27	$1,000	$1,022,270
New York St Dorm Auth Rev 5.00%, 5/01/22	1,405	1,446,729
New York St Dorm Auth Rev (Cabrini of Westchester) GNMA 5.10%, 2/15/26	1,900	1,968,362
New York St Dorm Auth Rev (Leake & Watts Svcs Inc) MBIA Series 04 5.00%, 7/01/22-7/01/23	3,275	3,426,747
New York St Dorm Auth Rev (Montefiore Hosp) FGIC FHA Series 04 5.00%, 8/01/23	5,000	5,212,250
New York St Dorm Auth Rev (New York Univ) FGIC Series 04A 5.00%, 7/01/24	2,240	2,344,317
New York St Dorm Auth Rev (NYU Hosp Ctr) Series 07A 5.00%, 7/01/22	1,200	1,199,916
New York St Dorm Auth Rev (Rochester Univ) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,320,867
New York St Dorm Auth Rev (Rochester Univ) (Prerefunded) Series 04A 5.25%, 7/01/21	575	630,321
New York St Dorm Auth Rev (Westchester Cnty Court Facs Lease) Series 06A 5.00%, 8/01/17	9,510	10,212,218
New York St Energy Res & Dev Auth Elec Rev (Long Island Ltg Co) AMT Series 95A 5.30%, 8/01/25	7,500	7,650,300
New York St Mtg Agy SFMR (Mtg Rev) AMT Series 01-31A 5.30%, 10/01/31	8,500	8,581,430

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 82 5.65%, 4/01/30	$2,955	$3,035,140
New York St Pwr Auth MBIA 5.00%, 11/15/19-11/15/21	3,680	3,940,185
New York St SFMR (Mtg Rev) AMT Series 01-29 5.45%, 4/01/31	9,000	9,143,280
New York St Thruway Auth AMBAC Series 05B 5.00%, 4/01/21	7,500	7,951,575
FGIC Series 05B 5.00%, 4/01/17	12,750	13,695,795
New York St Thruway Auth Personal Income Tax Rev (Transp) AMBAC Series 04A 5.00%, 3/15/24	5,000	5,239,100
New York St Urban Dev Corp (Empire St) (Prerefunded) Series 02A 5.25%, 3/15/32	3,945	4,226,752
Niagara Frontier Transp Arpt Rev (Buffalo Niagara) AMT MBIA 5.625%, 4/01/29	2,500	2,569,175
Onondaga Cnty IDA Arpt Fac (Cargo ACQ) AMT Series 02 6.125%, 1/01/32	1,000	1,019,560
Onondaga Cnty IDA Swr Rev (Anheuser Busch) AMT Series 99 6.25%, 12/01/34	2,000	2,081,280
Onondaga Cnty PCR (Bristol-Meyers Squibb) AMT 5.75%, 3/01/24	4,000	4,479,560
Port Auth NY & NJ (JFK Int’l Arpt Proj) AMT MBIA Series 97-6 5.75%, 12/01/22	6,820	6,966,153
Sachem Central Sch Dist of Holbrook 5.00%, 10/15/21-10/15/22	5,415	5,762,358
Seneca Cnty IDA (New York Chiropractic Coll) 5.00%, 10/01/27	925	919,191

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Spencerport Uni Sch Dist (Prerefunded) MBIA Series 02 5.00%, 6/15/21	$2,500	$2,633,025
Tobacco Settlement Fin Auth Series 03A-1 5.50%, 6/01/14	5,000	5,133,000
Ulster Cnty IDA (Kingston Regional Senior Living Corp.-Woodland Pond at New Paltz Project) 6.00%, 9/15/27	1,175	1,177,491
Yonkers IDA Hlth Fac (Malotz Pavillion Proj) MBIA Series 99 5.65%, 2/01/39	700	723,198

		403,973,737

Arizona – 0.2%
Goodyear IDA Water & Swr Rev (Litchfield Pk Svc Proj) AMT Series 01 6.75%, 10/01/31	1,000	1,060,090

California – 0.2%
California St GO Series 03 5.25%, 11/01/25	650	680,901
Series 04 5.20%, 4/01/26	350	364,871

		1,045,772

Florida – 2.2%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	5,500	5,664,230
Fiddlers Creek CDD (Prerefunded) Series 99B 5.80%, 5/01/21	690	661,365
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	800	791,024
Marshall Creek CDD Series 02A 6.625%, 5/01/32	950	1,025,753
Midtown Miami CDD Series 04A 6.00%, 5/01/24	2,500	2,433,725

		10,576,097

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.1%
Atlanta Tax Alloc (Eastside Proj) Series 05B 5.60%, 1/01/30	$500	$484,545

Guam – 0.1%
Guam Govt (Water & Waste Sys Rev) Series 05 6.00%, 7/01/25	500	532,260

Illinois – 0.9%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	993	956,309
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	1,350	1,378,917
Yorkville Comnty Fac Dist (Raintree Village) Series 03 6.875%, 3/01/33	1,933	2,020,197

		4,355,423

Nevada – 0.3%
Clark Cnty Impt Dist No. 142 Series 03 6.10%, 8/01/18	1,485	1,532,015

Ohio – 0.3%
Port Auth of Columbiana Cnty Swr (Apex Environmental LLC) AMT Series 04A 7.125%, 8/01/25	1,200	1,248,024

Puerto Rico – 6.0%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	1,600	1,673,472
Series 01A 5.50%, 7/01/19	915	998,970
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	528,180
Puerto Rico Elec Pwr Auth XLCA Series 02-1 5.25%, 7/01/22	10,000	10,843,900

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Elec Pwr Auth Rev 5.00%, 7/01/22	$2,085	$2,155,890
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/20	5,215	5,277,423
Puerto Rico HFC SFMR (Mtg Rev) GNMA/ FNMA/ FHLMC Series 01A 5.20%, 12/01/33	1,690	1,706,748
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	935	979,712
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	4,225	4,364,636
Univ of Puerto Rico Rev 5.00%, 6/01/22	255	261,967

		28,790,898

Virginia – 0.7%
Bell Creek CDD Series 03A 6.75%, 3/01/22	284	288,098
Broad Street CDA (Parking Fac) Series 03 7.50%, 6/01/33	2,680	2,931,759

		3,219,857

Total Long-Term Municipal Bonds (cost $441,800,725)		456,818,718

Short-Term Municipal Notes – 2.5%
New York – 1.7%
Metro Transp Auth New York Svc Contract Series SubSer G-2 3.49%, 11/01/26(b)(c)	2,000	2,000,000
New York City Transitional Fin Auth 3.49%, 11/01/22(b)(c)	400	400,000
New York City Muni Water Fin Auth 3.47%, 6/15/38(b)(c)	5,500	5,500,000

		7,900,000

Alaska – 0.6%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 3.58%, 7/01/37(b)(c)	3,000	3,000,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.2%
Lower Neches Valley Auth IDC Exempt Facs Rev (Ref ExxonMobil Proj) 3.51%, 11/01/29(b)(c)	$1,000	$1,000,000

Total Short-Term Municipal Notes (cost $11,900,000)		11,900,000

Total Investments – 98.1% (cost $453,700,725)		468,718,718
Other assets less liabilities – 1.9%		8,917,581

Net Assets – 100.0%		$477,636,299

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$585	6/01/12	BMA	*	3.628%	$6,847
Citibank N.A.	2,200	1/25/26	BMA	*	4.108%	36,211
Citibank N.A.	6,000	11/10/26	3.884%		BMA *	71,420
JPMorgan Chase	16,700	11/10/11	BMA	*	3.482%	99,821
JPMorgan Chase	1,150	9/21/12	BMA	*	3.385%	601
JPMorgan Chase	4,500	6/15/15	3.777%		BMA *	(63,152)
Merrill Lynch	2,300	7/12/08	BMA	*	3.815%	8,740
Merrill Lynch	645	2/12/12	BMA	*	3.548%	5,401
Merrill Lynch	3,100	10/01/16	BMA	*	4.147%	116,786

*	Variable interest rate based on the Securities Industry & Markets Association, formerly the Bond Market Association (BMA).

(a)	Variable rate coupon, rate shown as of October 31, 2007.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

As of October 31, 2007, the Portfolio held 43% of net assets in insured bonds (of this amount 12% represents the Portfolio’s holding in pre-refunded bonds).

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

Glossary:

ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
CDA	– Community Development Administration
CDD	– Community Development District
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GNMA	– Government National Mortgage Association
GO –	General Obligation
HDC	– Housing Development Corporation
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
IDA	– Industrial Development Authority/Agency
IDR	– Industrial Development Revenue
MBIA	– Municipal Bond Investors Assurance
MFHR	– Multi-Family Housing Revenue
PCR	– Pollution Control Revenue Bond
RADIAN	– Radian Group, Inc.
SFMR	– Single Family Mortgage Revenue
SONYMA	– State of New York Mortgage Agency
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

New York Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.2%
California – 94.7%
Acalanes Union High Sch Dist (Ref-2013 Crossover) FSA Series 05B 5.25%, 8/01/24	$3,000	$3,245,220
Banning Util Auth Water & Enterprise Rev (Ref & Impt Proj) FGIC Series 05 5.25%, 11/01/30	7,265	7,735,990
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	2,000	2,111,060
Beaumont Fin Auth AMBAC 5.00%, 9/01/26	2,900	3,030,558
Calfornia St GO (Prerefunded) MBIA Series 02 5.00%, 2/01/32	3,500	3,713,465
California Dept of Water Res (Prerefunded) Series 02A 5.375%, 5/01/21	3,000	3,262,680
California Ed Fac Auth (Univ of Pacific) 5.00%, 11/01/21	990	1,022,234
California Ed Fac Auth (Col of Arts & Crafts) Series 01 5.875%, 6/01/30	2,200	2,275,240
California Ed Fac Auth (Univ of Pacific) Series 04 5.00%, 11/01/20	1,000	1,032,720
5.25%, 11/01/34	1,000	1,028,240
California HFA SFMR (Mtg Rev) AMT Series 99A-2 5.25%, 8/01/26	1,705	1,710,354
California Hlth Fac Auth (Lucile Salter Packard Hosp) AMBAC Series 03C 5.00%, 8/15/21	3,365	3,499,869
California Hlth Fac Fin Auth (Cottage Hlth Sys) MBIA Series 03B 5.00%, 11/01/23	2,500	2,594,200

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infra & Econ Dev Bank (Kaiser Hosp) Series 01A 5.55%, 8/01/31	$18,000	$18,577,620
California Pollution Ctl Fin Auth (Pacific Gas & Elec) AMT MBIA Series 96A 5.35%, 12/01/16	15,500	16,314,370
California Pollution Ctl Fin Auth (So Calif Edison) AMT MBIA Series 99C 5.55%, 9/01/31	7,950	8,257,904
California Pollution Ctl Fin Auth (Tracy Material Recovery) AMT ACA Series 99A 5.70%, 8/01/14	3,670	3,710,003
California Pub Wks Brd Lease Rev (Coalinga) Series 04A 5.50%, 6/01/22-6/01/23	6,790	7,232,242
California Pub Wks Brd Lease Rev (Dept of Hlth Svcs-Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	1,270	1,308,773
California Pub Wks Brd Lease Rev (Univ of Calif Proj) Series 05C 5.00%, 4/01/23	3,130	3,233,478
California Pub Wks Brd Lease Rev (Univ of Calif Projs) Series 04F 5.00%, 11/01/26	8,065	8,289,852
California Rural MFA SFMR (Mtg Rev) AMT GNMA/FNMA Series 00B 6.25%, 12/01/31	90	90,057
GNMA/FNMA Series 00D 6.00%, 12/01/31	350	351,278
GNMA/FNMA Series 99A 5.40%, 12/01/30	310	312,880
MBIA Series 99A 5.40%, 12/01/30	765	773,170
California St CDA (Daughters of Charity Hlth) Series 05A 5.25%, 7/01/24	3,225	3,265,313

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California St Dept of Water Res Pwr Sup Rev (Prerefunded) FGIC Series 02A 5.125%, 5/01/18	$10,000	$10,772,500
California St GO 5.00%, 8/01/22-2/01/32	28,200	28,960,152
MBIA 5.00%, 6/01/18	5,000	5,386,000
MBIA-IBC Series 03 5.25%, 2/01/16	2,050	2,200,962
Series 03 5.25%, 2/01/24	3,500	3,685,465
California St GO (Prerefunded) 5.00%, 2/01/33	6,925	7,470,067
5.125%, 6/01/31	1,710	1,807,812
5.25%, 2/01/30-4/01/30	1,200	1,286,920
5.30%, 4/01/29	6,395	7,019,408
California St GO (Unrefunded) 5.125%, 6/01/31	20	20,394
5.25%, 2/01/30-4/01/30	13,975	14,374,427
5.30%, 4/01/29	5	5,240
California St Univ AMBAC 5.00%, 11/01/19	6,025	6,419,577
FGIC Series 03A 5.00%, 11/01/22	6,000	6,248,040
California Statewide CDA (Drew College Prep) Series 00 7.25%, 10/01/30	7,750	8,448,585
California Statewide CDA (Saint Mark’s Sch) Series 01 6.75%, 6/01/28	2,455	2,538,421
California Statewide CDA (San Diego Space & Science) Series 96 7.50%, 12/01/16	2,410	2,560,119
California Statewide CDA (Wildwood Elem Sch) Series 01 7.00%, 11/01/29	3,845	4,040,595

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA MFHR (Highland Creek Apts) AMT FNMA Series 01K 5.40%, 4/01/34	$5,745	$5,861,279
California Statewide CDA MFHR (Santa Paula Vlg Apts) AMT FNMA Series 98D 5.43%, 5/01/28	2,090	2,100,262
California Veterans Hsg AMBAC Series 02A 5.35%, 12/01/27	22,320	23,287,572
Castaic Lake Water Agy AMBAC Series 04A 5.00%, 8/01/16-8/01/18	4,325	4,618,385
MBIA Series 01A 5.20%, 8/01/30	1,625	1,673,393
Chino Hills CFD (Fairfield Ranch 10) Series 00 6.95%, 9/01/30	5,200	5,442,164
Commerce Joint Pwrs Fin Auth (Lease Rev Comnty Ctr Proj) XLCA Series 04 5.00%, 10/01/34	2,015	2,071,742
Corona CFD (Eagle Glen 97-2) ETM Series 98 5.875%, 9/01/23	6,065	6,156,703
East Palo Alto Pub Fin Auth (Univ Circle Gateway 101) RADIAN Series 05A 5.00%, 10/01/25	4,390	4,393,205
Eastern Water Dist Impt Area A (Morningstar Ranch) Series 02 6.40%, 9/01/32	3,660	3,741,545
El Centro Fin Auth (El Centro Med Ctr) Series 01 5.375%, 3/01/26	18,000	18,552,600
Encinitas Rec Ranch Golf Auth (Encinitas Ranch Golf Course) Series 04 5.50%, 9/01/23-9/01/24	1,110	1,087,135
5.60%, 9/01/26	1,000	985,060

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fontana CFD 11 Spl Tax (Heritage West End) Series B 6.50%, 9/01/28	$8,505	$8,788,131
Fontana Pub Fin Auth (No Fontana Redev Proj) AMBAC Series 03A 5.50%, 9/01/32	1,000	1,070,770
Foothill/Eastern Corridor Agy Series 95 Zero Coupon, 1/01/24	10,255	4,992,031
Zero Coupon, 1/01/25	15,000	6,925,350
Fremont Uni Sch Dist (Election 2002) FSA Series 05B 5.00%, 8/01/26	1,745	1,828,079
Fresno Joint Pwrs Lease Rev XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,623,150
5.375%, 10/01/17	1,315	1,430,549
Fullerton Redev Agy RADIAN 5.00%, 4/01/21	2,225	2,256,573
Gilroy Uni Sch Dist FGIC 5.00%, 8/01/27	1,500	1,556,670
Huntington Park Pub Fin Auth FSA Series 04A 5.25%, 9/01/17	1,000	1,104,390
Kaweah Delta Hlth Care Dist MBIA Series 04 5.25%, 8/01/25-8/01/26	3,780	4,008,433
La Verne CFD 88-1 Spl Tax Series 98 5.875%, 3/01/14	4,390	4,448,211
Lammersville Sch Dist CFD Spl Tax (Mountain House) Series 02 6.375%, 9/01/32	4,250	4,413,668
Lancaster Redev Agy Tax Alloc Rev (Fire Protn Fac Proj) XLCA Series 04 5.00%, 12/01/23	1,120	1,168,731
Lancaster Redev Agy Tax Alloc Rev (Sheriffs Fac Proj) XLCA Series 04 5.00%, 12/01/23	1,875	1,956,581

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda Hosp (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	$2,000	$1,989,000
Los Angeles Cnty Metro Transp Auth (Prerefunded) FGIC Series 00A 5.25%, 7/01/30	2,750	2,909,638
Los Angeles Comnty Redev Agy Series 04L 5.00%, 3/01/17	2,565	2,605,527
5.10%, 3/01/19	1,350	1,363,676
Los Angeles Dept of Water & Pwr (Power Sys Rev) AMBAC 5.00%, 7/01/24	5,325	5,633,957
Los Angeles Dept of Water & Pwr (Pwr Sys Revs) MBIA Series 01A 5.00%, 7/01/24	1,500	1,528,785
Los Angeles MFHR (Park Plaza West) AMT GNMA 5.50%, 1/20/43	5,000	5,166,500
Los Angeles Uni Sch Dist AMBAC Series B 5.00%, 7/01/19-7/01/21	13,685	14,644,273
Manteca Uni Sch Dist (Prerefunded) FSA Series 04 5.25%, 8/01/22	1,390	1,529,570
Marin Water Dist Rev AMBAC Series 04 5.25%, 7/01/20	3,040	3,261,798
Murrieta Valley Uni Sch Dist (Election 2002) FSA Series 05B 5.125%, 9/01/29	1,275	1,348,504
Norco Redev Agy Tax Alloc (Norco Redev Proj Area No 1) AMBAC Series 05 5.00%, 3/01/26	1,360	1,408,797
Norco Redev Agy Tax Alloc (Ref Norco Redev Proj No 1) RADIAN Series 04 5.00%, 3/01/24	3,060	3,074,596

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oakland Uni Sch Dist FGIC 5.00%, 8/01/22	$8,975	$9,397,184
MBIA Series 05 5.00%, 8/01/25	7,455	7,775,043
Ohlone Comnty Coll Dist FSA Series 05B 5.00%, 8/01/24	1,850	1,945,553
Ontario Assmt Dist (Calif Commerce Ctr So) 7.70%, 9/02/10	2,465	2,495,566
Ontario COP (Water Sys Impt Proj) MBIA Series 04 5.25%, 7/01/21	1,700	1,818,898
Orange Cnty CFD 99-1 (Ladera Ranch) (Prerefunded) Series 99A 6.70%, 8/15/29	3,000	3,231,120

Orange Cnty Sr Lien (San Joaquin Hills Transp Corr) MBIA Zero Coupon, 1/15/36	47,415	12,077,075
Palm Springs COP ETM Series 91B Zero Coupon, 4/15/21	37,500	20,724,375
Palmdale Water Dist Rev COP FGIC Series 04 5.00%, 10/01/24	1,775	1,847,402
Pittsburg Redev Agy (Los Medanos Proj) MBIA Series 03A 5.00%, 8/01/21	6,410	6,698,642
Placentia-Yorba Linda Uni Sch Dist FGIC Series 06 5.00%, 10/01/27	4,200	4,366,572
Port of Oakland AMT FGIC Series 02L 5.375%, 11/01/27	2,500	2,613,800
Rancho Etiwanda Pub Fac CFD 1 (Rancho Etiwanda) Series 01 6.40%, 9/01/31	8,000	8,233,280
Rancho Etiwanda Pub Fac CFD 1 (Rancho Etiwanda) ETM Series 01 6.40%, 9/01/31	3,105	3,154,991

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Riverside CFD No 89-1 (MTN Cove) (Prerefunded) Series 00 6.50%, 9/01/25	$3,390	$3,640,860
Riverside Cmnty Coll Dist (Prerefunded) MBIA Series 04A 5.25%, 8/01/25-8/01/26	1,980	2,178,812
Riverside Cnty Pub Fin Auth (Tax Alloc Tax Alloc Rev) (Redev Proj) XLCA Series 04 5.00%, 10/01/35	2,475	2,528,485
Riverside Comnty Coll Dist MBIA 5.00%, 8/01/25	1,720	1,816,268
Rocklin Uni Sch Dist CFD MBIA Series 04 5.00%, 9/01/25	1,000	1,038,790
Roseville CFD (No 1 Central Roseville Highland Park) Series 99-A 5.80%, 9/01/17	6,630	6,790,181
Roseville High Sch Dist Series 01E 5.25%, 8/01/26	2,435	2,549,323
Sacramento CFD 97-01B (N Natomas Drain) (Prerefunded) Series 00B 7.25%, 9/01/30	5,375	5,843,377
Sacramento City Uni Sch Dist FSA Series 04D 5.25%, 7/01/21-7/01/23	8,525	9,030,020
Sacramento Cnty Hsg Auth MFHR (Cottage Estates) AMT FNMA Series 00B 6.00%, 2/01/33	5,300	5,512,848
Sacramento Cnty Hsg Auth MFHR (Verandas Apts) AMT FNMA Series 00H 5.70%, 3/01/34	2,875	2,950,411
Sacramento Muni Util Dist Elec Rev MBIA Series 03S 5.00%, 11/15/17	5,000	5,317,700
MBIA Series 04R-289-2 5.00%, 8/15/17	10,000	10,611,400

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Bernardino Cnty CFD 2002-1 (Kaiser Commerce Cntr) Series 02-1 5.90%, 9/01/33	$4,750	$4,829,467
San Bernardino SFMR (Mtg Rev) AMT GNMA/ FNMA Series 01-A1 6.35%, 7/01/34(a)	560	564,480
San Diego Cnty COP Series 04A 5.50%, 9/01/44	5,000	5,192,350
San Diego HFA MFHR (Rental Rev) AMT GNMA/ FNMA Series 98C 5.25%, 1/20/40	6,105	6,147,613
San Diego Hsg Auth MFHR (Vista La Rosa Apt) AMT GNMA Series 00A 6.00%, 7/20/41	10,230	10,645,543
San Diego Uni Sch Dist (Election of 1998) MBIA Series 04E-1 5.00%, 7/01/23-7/01/24	2,240	2,377,715
San Francisco City & Cnty Int’l Arpt AMT FSA Series 00A 6.125%, 1/01/27	1,480	1,514,232
San Francisco Univ Funding, Inc. ACA Series 99 5.25%, 7/01/32	16,650	17,298,517
San Joaquin Hills Transp Corridor Agy ETM Series 93 Zero Coupon, 1/01/20	20,000	11,927,800
Zero Coupon, 1/01/21	20,000	11,344,000
Zero Coupon, 1/01/23	25,000	12,799,500
San Jose Redev Agy Tax Alloc Rev MBIA Series 04A 5.25%, 8/01/19	5,000	5,371,800
San Mateo Cnty Comnty Coll Dist COP (Prerefunded) MBIA Series 04 5.25%, 10/01/20	2,870	3,164,548
Santa Margarita Water Dist 6.25%, 9/01/29	11,550	12,014,869
Semitropic Impt Dist Water Storage XLCA Series 04A 5.50%, 12/01/23	1,640	1,780,712

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Gate Pub Fin Auth (South Gate Redev Proj No 1) XLCA Series 02 5.125%, 9/01/24	$1,800	$1,891,224
Tejon Ranch Pub Fac Fin Auth CFD 1 (Tejon Industrial Complex) Series 00A 7.20%, 9/01/30	9,880	10,088,369
Tejon Ranch Pub Fac Fin Auth CFD 2000-1 Series 03 6.125%, 9/01/27	1,000	998,190
6.20%, 9/01/33	2,375	2,353,601
Torrance COP (Ref & Pub Impt Proj) AMBAC Series 05B 5.00%, 6/01/24	2,900	3,030,268
Univ of California 5.00%, 5/15/21	5,525	5,855,284
FSA Series 05B 5.00%, 5/15/24	3,600	3,760,812
Univ of California (Prerefunded) FGIC Series 01M 5.125%, 9/01/30	12,270	12,782,272
West Contra Costa Hlthcare Dist COP AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,980,804
West Kern Cnty Water Rev (Prerefunded) Series 01 5.625%, 6/01/31	3,000	3,192,030
Westminster Redev Agy MFHR (Rose Garden Apt) AMT Series 93A 6.75%, 8/01/24	4,300	4,308,858
Yorba Linda Rec Rev (Black Gold Golf Course Proj) (Prerefunded) Series 00 7.50%, 10/01/30	5,680	5,888,002

		709,521,273

Puerto Rico – 3.5%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	3,000	3,137,760
Series 01A 5.50%, 7/01/19	1,880	2,052,528

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 03A 5.25%, 7/01/23	$800	$827,600
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	528,180
Puerto Rico Conv Ctr AMBAC 5.00%, 7/01/17	10,730	11,589,473
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,153,526
Series 06Q 5.00%, 6/01/19	2,490	2,590,247

		25,879,314

Total Long-Term Municipal Bonds (cost $688,936,457)		735,400,587

Short-Term Municipal Notes – 0.3%
California – 0.3%
California Pollution Ctl Fin Auth 3.38%, 11/01/26(b)(c) (cost $2,500,000)	2,500	2,500,000

Total Investments – 98.5% (cost $691,436,457)		737,900,587
Other assets less liabilities – 1.5%		11,417,524

Net Assets – 100.0%		$749,318,111

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$975	6/01/12	BMA	*	3.628%	$11,413
Citibank N.A.	5,600	1/25/26	BMA	*	4.108%	92,174
Citibank N.A.	10,000	11/10/26	3.884%		BMA *	119,033
JPMorgan Chase	27,900	11/10/11	BMA	*	3.482%	166,766
JPMorgan Chase	1,915	9/21/12	BMA	*	3.385%	1,001
Merrill Lynch	3,900	7/12/08	BMA	*	3.815%	14,819
Merrill Lynch	1,075	2/12/12	BMA	*	3.548%	9,002
Merrill Lynch	2,800	10/01/16	BMA	*	4.147%	105,484
Merrill Lynch	13,800	7/30/26	4.090%		BMA *	(193,881)
Merrill Lynch	10,200	8/09/26	4.063%		BMA *	(110,746)
Merrill Lynch	13,400	11/15/26	4.377%		BMA *	(657,278)

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

(a)	Variable rate coupon, rate shown as of October 31, 2007.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of October 31, 2007, the Portfolio held 45% of net assets in insured bonds (of this amount 17% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
CDA	– Community Development Administration
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GNMA	– Government National Mortgage Association
GO –	General Obligation
HFA	– Housing Finance Authority
MBIA	– Municipal Bond Investors Assurance
MFA	– Mortgage Finance Authority
MFHR	– Multi-Family Housing Revenue
RADIAN	– Radian Group, Inc.
SFMR	– Single Family Mortgage Revenue
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

INSURED CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.5%
Long-Term Municipal Bonds – 97.8%
California – 94.7%
Acalanes Union High Sch Dist (Ref-2013 Crossover) FSA Series 05B 5.25%, 8/01/24	$2,000	$2,163,480
Bakerfield Wastewtr Rev FSA 5.00%, 9/15/22	5,000	5,299,250
Banning Util Auth Water & Enterprise Rev (Ref & Impt Proj) FGIC Series 05 5.25%, 11/01/30	1,140	1,213,906
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	6,000	6,333,180
Beaumont Fin Auth AMBAC 5.00%, 9/01/26	405	423,233
Butte-Glenn Comnty Coll Dist (Election 2002) MBIA Series 05B 5.00%, 8/01/25	3,620	3,799,661
California HFA MFHR (Mtg Rev) AMBAC Series 95A 6.25%, 2/01/37	1,235	1,237,668
California Pub Wks Brd Lease Rev (Dept of Hlth Svcs-Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	3,000	3,091,590
Capistrano Uni Sch Dist FGIC Series 00A 6.00%, 8/01/24	1,550	1,669,009
FSA Series 01B Zero Coupon, 8/01/25	8,000	3,478,800
Chino Redev Agy Spl Tax ETM AMBAC Series 01B 5.25%, 9/01/30	5,210	5,446,951
Coachella Valley Uni Sch Dist AMBAC 5.00%, 9/01/23	2,500	2,612,275
East Palo Alto Pub Fin Auth (Univ Circle Gateway 101) RADIAN Series 05A 5.00%, 10/01/25	680	680,496

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fontana Pub Fin Auth (No Fontana Redev Proj) AMBAC Series 03A 5.50%, 9/01/32	$4,200	$4,497,234
Franklin-McKinley Sch Dist (Prerefunded) FSA Series 02B 5.00%, 8/01/27	700	754,131
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	920	961,952
Fullerton Redev Agy RADIAN 5.00%, 4/01/21	1,025	1,039,545
Golden St Tobacco Securitization Corp. (Prerefunded) RADIAN Series 03 5.50%, 6/01/43	1,400	1,531,698
Jurupa Uni Sch Dist (Election 2001) FGIC Series 04 5.00%, 8/01/22	1,340	1,397,553
Long Beach Fin Auth (Aquarium of the Pacific Proj) AMBAC Series 01 5.25%, 11/01/30	6,500	6,783,465
Los Angeles Dept of Water & Pwr (Pwr Sys Revs) MBIA Series 01A 5.00%, 7/01/24	5,900	6,013,221
Murrieta Valley Uni Sch Dist (Election 2002) FSA Series 05B 5.125%, 9/01/29	225	237,971
Norco Redev Agy Tax Alloc (Norco Redev Proj Area No 1) AMBAC Series 05 5.00%, 3/01/26	540	559,375
Orange Cnty COP (Loma Ridge Data Ctr Proj) (Prerefunded) AMBAC 6.00%, 6/01/21	1,000	1,126,600
Perris Union High Sch Dist FGIC Series 05A 5.00%, 9/01/24	800	838,984

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Poway Redev Agy (Paguay Proj) ETM AMBAC Series 01 5.375%, 12/15/31	$5,995	$6,313,334
Rancho Cordova COP (City Hall Fac Acq Proj) (Prerefunded) XLCA Series 05 5.00%, 2/01/24	2,645	2,870,222
Redding Elec Sys Rev MBIA Series 92A 8.721%, 7/01/22(a)(b)	1,720	2,297,266
Riverside Cnty Pub Fin Auth Tax Alloc Rev (Redev Proj) XLCA Series 04 5.00%, 10/01/23	1,955	2,032,379
Riverside Cnty Redev Agy (Jurupa Valley Proj) AMBAC Series 01 5.125%, 10/01/35	5,000	5,402,400
Riverside Cnty Redev Agy (Jurupa Valley Proj) ETM AMBAC Series 01 5.25%, 10/01/35	8,000	8,680,080
San Diego Uni Sch Dist (Election of 1998) MBIA Series 04E-1 5.00%, 7/01/23	1,000	1,062,720
Southwestern Comnty Coll Dist MBIA Series 05 5.00%, 8/01/24	1,000	1,062,720
Stockton Pub Fin Auth RADIAN Series 06A 5.00%, 9/01/17-9/01/21	5,060	5,169,558
Torrance COP (Ref & Pub Impt Proj) AMBAC Series 05B 5.00%, 6/01/24	465	485,888
Univ of California FSA Series 05B 5.00%, 5/15/24	1,400	1,462,538

		100,030,333

Nevada – 3.1%
Henderson Loc Impt Dist FSA Series A 5.00%, 3/01/22	3,065	3,227,690

Total Long-Term Municipal Bonds (cost $98,603,110)		103,258,023

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.7%
California – 1.7%
California Infra & Econ Dev Bank (Rand Corp) AMBAC Series B 3.39%, 4/01/42(c)(d)	$1,300	$1,300,000
Irvine Cap Impt Auth FSA 3.37%, 9/02/32(c)(d)	500	500,000

Total Short-Term Municipal Notes (cost $1,800,000)		1,800,000

Total Investments – 99.5% (cost $100,403,110)		105,058,023
Other assets less liabilities – 0.5%		526,119

Net Assets – 100.0%		$105,584,142

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$145	6/01/12	BMA	*	3.628%	$1,697
Citibank N.A.	900	1/25/26	BMA	*	4.108%	14,814
Citibank N.A.	1,500	11/10/26	3.884%		BMA *	17,855
JPMorgan Chase	4,200	11/10/11	BMA	*	3.482%	25,105
JPMorgan Chase	285	9/21/12	BMA	*	3.385%	149
Merrill Lynch	600	7/12/08	BMA	*	3.815%	2,280
Merrill Lynch	160	2/12/12	BMA	*	3.548%	1,340
Merrill Lynch	3,100	10/21/16	BMA	*	4.128%	111,798
Merrill Lynch	700	7/30/26	4.090%		BMA *	(9,835)
Merrill Lynch	1,600	11/15/26	4.377%		BMA *	(78,481)

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

(a)	Variable rate coupon, rate shown as of October 31, 2007.

(b)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

Insured California Portfolio—Portfolio of Investments

As of October 31, 2007, the Portfolio held 100% of net assets in insured bonds (of this amount 22% represents the Portfolio’s holding in pre-refunded bonds). 43% of the Portfolio’s insured bonds were insured by AMBAC.

Glossary:

AMBAC	– American Bond Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
HFA	– Housing Finance Authority
MBIA	– Municipal Bond Investors Assurance
MFHR	– Multi-Family Housing Revenue
RADIAN	– Radian Group, Inc.
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured California Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007

	National		Insured National
Assets
Investments in securities, at value (cost $436,690,962 and $126,255,318, respectively)	$448,960,757		$133,283,946
Interest receivable	7,799,742		1,755,558
Receivable for capital stock sold	1,775,805		846,505
Receivable for investment securities sold	890,000		– 0	–
Unrealized appreciation of interest rate swap contracts	202,043		94,059

Total assets	459,628,347		135,980,068

Liabilities
Due to custodian	18,693		115,072
Payable for investment securities purchased	9,626,811		– 0	–
Payable for capital stock redeemed	1,446,202		1,239,589
Dividends payable	503,925		141,360
Distribution fee payable	165,017		44,905
Advisory fee payable	89,498		45,952
Administrative fee payable	32,025		31,416
Transfer Agent fee payable	6,630		2,213
Unrealized depreciation of interest rate swap contracts	– 0	–	157,749
Accrued expenses and other liabilities	93,586		37,807

Total liabilities	11,982,387		1,816,063

Net Assets	$447,645,960		$134,164,005

Composition of Net Assets
Capital stock, at par	$44,652		$13,267
Additional paid-in capital	477,965,000		128,697,244
Undistributed/(distributions in excess) of net investment income	(203,841)		220,718
Accumulated net realized loss on investment transactions	(42,631,293)		(1,732,162)
Net unrealized appreciation of investments	12,471,442		6,964,938

	$447,645,960		$134,164,005

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

Statement of Assets & Liabilities

	New York	California
Assets
Investments in securities, at value (cost $453,700,725 and $691,436,457, respectively)	$468,718,718	$737,900,587
Cash	449,179	192,508
Interest receivable	7,100,091	9,276,217
Receivable for capital stock sold	6,715,390	3,907,903
Unrealized appreciation of interest rate swap contracts	345,827	519,692
Receivable for investment securities sold	95,000	5,538,600

Total assets	483,424,205	757,335,507

Liabilities
Payable for capital stock redeemed	4,843,517	5,602,780
Dividends payable	502,807	826,978
Distribution fee payable	195,582	286,115
Unrealized depreciation of interest rate swap contracts	63,152	961,905
Advisory fee payable	45,373	211,183
Administrative fee payable	31,956	26,646
Transfer Agent fee payable	3,003	1,370
Accrued expenses	102,516	100,419

Total liabilities	5,787,906	8,017,396

Net Assets	$477,636,299	$749,318,111

Composition of Net Assets
Capital stock, at par	$48,676	$68,889
Additional paid-in capital	475,106,601	722,865,367
Distributions in excess of net investment income	(382,862)	(738,583)
Accumulated net realized loss on investment transactions	(12,436,784)	(18,899,479)
Net unrealized appreciation of investments	15,300,668	46,021,917

	$477,636,299	$749,318,111

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Insured California
Assets
Investments in securities, at value (cost $100,403,110)	$105,058,023
Interest receivable	1,206,408
Receivable for capital stock sold	424,693
Unrealized appreciation of interest rate swap contracts	175,038

Total assets	106,864,162

Liabilities
Due to custodian	226,209
Payable for capital stock redeemed	703,167
Dividends payable	97,396
Unrealized depreciation of interest rate swap contracts	88,316
Advisory fee payable	40,715
Distribution fee payable	39,522
Administrative fee payable	32,963
Transfer Agent fee payable	1,137
Accrued expenses	50,595

Total liabilities	1,280,020

Net Assets	$105,584,142

Composition of Net Assets
Capital stock, at par	$7,759
Additional paid-in capital	100,418,545
Distributions in excess of net investment income	(88,332)
Accumulated net realized gain on investment transactions	504,535
Net unrealized appreciation of investments	4,741,635

$105,584,142

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Statement of Assets & Liabilities

Net Asset Value Per Share—45,350,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$361,700,991	36,073,098	$10.03	*

Class B	$25,331,839	2,529,260	$10.02

Class C	$60,613,130	6,049,794	$10.02

Insured National Portfolio
Class A	$116,842,708	11,551,480	$10.11	*

Class B	$6,449,087	639,254	$10.09

Class C	$10,872,210	1,077,213	$10.09

New York Portfolio
Class A	$356,988,962	36,371,359	$9.82	*

Class B	$74,342,334	7,583,420	$9.80

Class C	$46,305,003	4,721,101	$9.81

California Portfolio
Class A	$594,039,499	54,610,932	$10.88	*

Class B	$43,581,250	4,007,557	$10.87

Class C	$111,697,362	10,270,892	$10.88

Insured California Portfolio
Class A	$85,238,099	6,262,851	$13.61	*

Class B	$6,046,005	444,429	$13.60

Class C	$14,300,038	1,051,383	$13.60

*	The maximum offering price per share for Class A shares of National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio were $10.48, $10.56, $10.26, $11.36 and $14.21, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

	National	Insured National
Investment Income
Interest	$22,500,488	$7,077,943

Expenses
Advisory fee (see Note B)	2,000,914	632,200
Distribution fee—Class A	1,053,276	361,211
Distribution fee—Class B	322,396	92,872
Distribution fee—Class C	613,154	107,980
Transfer agency—Class A	217,997	69,156
Transfer agency—Class B	25,021	6,696
Transfer agency—Class C	41,441	6,934
Custodian	171,177	126,166
Administrative	96,000	90,500
Registration fees	64,272	45,267
Audit	50,086	50,000
Printing	49,117	6,350
Legal	31,782	27,355
Directors’ fees	8,488	7,744
Miscellaneous	18,660	7,899

Total expenses	4,763,781	1,638,330
Less: advisory fee waived (see Note B)	(1,065,173)	(30,994)
Less: expense offset arrangement (see Note B)	(20,121)	(5,654)

Net expenses	3,678,487	1,601,682

Net investment income	18,822,001	5,476,261

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,640,398	813,687
Swap contracts	163,570	(44,750)
Net change in unrealized appreciation/depreciation of:
Investments	(10,615,692)	(3,146,805)
Swap contracts	219,151	140,007

Net loss on investment transactions	(8,592,573)	(2,237,861)

Net Increase in Net Assets from Operations	$10,229,428	$3,238,400

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Statement of Operations

	New York	California
Investment Income
Interest	$22,365,693	$38,548,374

Expenses
Advisory fee (see Note B)	2,140,767	3,499,807
Distribution fee—Class A	988,778	1,791,583
Distribution fee—Class B	989,178	644,463
Distribution fee—Class C	472,156	1,160,942
Transfer agency—Class A	169,637	213,024
Transfer agency—Class B	64,300	29,788
Transfer agency—Class C	26,218	45,361
Custodian	164,097	214,860
Administrative	96,000	85,000
Printing	71,667	62,223
Audit	50,346	48,648
Legal	37,285	33,583
Registration fees	18,096	22,617
Directors’ fees	7,872	7,529
Miscellaneous	22,885	18,270

Total expenses	5,319,282	7,877,698
Less: advisory fee waived (see Note B)	(1,519,404)	(611,823)
Less: expense offset arrangement (see Note B)	(17,733)	(13,532)

Net expenses	3,782,145	7,252,343

Net investment income	18,583,548	31,296,031

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(201,037)	2,978,636
Swap contracts	191,642	121,386
Net change in unrealized appreciation/depreciation of:
Investments	(7,891,248)	(18,301,167)
Swap contracts	162,856	851,357

Net loss on investment transactions	(7,737,787)	(14,349,788)

Net Increase in Net Assets from Operations	$10,845,761	$16,946,243

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

Insured California
Investment Income
Interest	$5,116,258

Expenses
Advisory fee (see Note B)	500,625
Distribution fee—Class A	262,260
Distribution fee—Class B	85,732
Distribution fee—Class C	152,567
Transfer agency—Class A	37,024
Transfer agency—Class B	4,693
Transfer agency—Class C	6,814
Custodian	119,310
Administrative	90,500
Audit	49,030
Legal	29,270
Registration fees	12,696
Directors’ fees	7,345
Printing	7,250
Miscellaneous	8,182

Total expenses	1,373,298
Less: expense offset arrangement (see Note B)	(1,964)

Net expenses	1,371,334

Net investment income	3,744,924

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	522,506
Swap contracts	(12,950)
Net change in unrealized appreciation/depreciation of:
Investments	(2,151,652)
Swap contracts	68,253

Net loss on investment transactions	(1,573,843)

Net Increase in Net Assets from Operations	$2,171,081

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,822,001	$19,648,241
Net realized gain on investment transactions	1,803,968	2,052,623
Net change in unrealized appreciation/depreciation of investments	(10,396,541)	5,217,291

Net increase in net assets from operations	10,229,428	26,918,155
Dividends to Shareholders from
Net investment income
Class A	(15,320,135)	(15,610,866)
Class B	(1,183,292)	(1,673,575)
Class C	(2,249,586)	(2,376,466)
Capital Stock Transactions
Net increase (decrease)	6,429,782	(6,151,539)

Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	10,166	-0	-

Total increase (decrease)	(2,083,637)	1,105,709
Net Assets
Beginning of period	449,729,597	448,623,888

End of period (including distributions in excess of net investment income of ($203,841) and ($212,080), respectively)	$447,645,960	$449,729,597

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	Insured National
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,476,261	$5,829,628
Net realized gain on investment transactions	768,937	128,696
Net change in unrealized appreciation/depreciation of investments	(3,006,798)	1,233,195

Net increase in net assets from operations	3,238,400	7,191,519
Dividends to Shareholders from
Net investment income
Class A	(4,771,707)	(4,972,450)
Class B	(304,144)	(454,397)
Class C	(353,557)	(384,076)
Capital Stock Transactions
Net decrease	(11,366,252)	(6,723,688)

Total decrease	(13,557,260)	(5,343,092)
Net Assets
Beginning of period	147,721,265	153,064,357

End of period (including undistributed net investment income of $220,718 and $218,615, respectively)	$134,164,005	$147,721,265

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,583,548	$19,143,491
Net realized gain (loss) on investment transactions	(9,395)	4,638,439
Net change in unrealized appreciation/depreciation of investments	(7,728,392)	2,875,809

Net increase in net assets from operations	10,845,761	26,657,739
Dividends to Shareholders from
Net investment income
Class A	(13,544,965)	(13,024,132)
Class B	(3,376,635)	(4,435,326)
Class C	(1,612,235)	(1,666,425)
Capital Stock Transactions
Net increase	2,594,723	1,490,548

Total increase (decrease)	(5,093,351)	9,022,404
Net Assets
Beginning of period	482,729,650	473,707,246

End of period (including distribution in excess of net investment income of ($382,862) and ($389,689), respectively)	$477,636,299	$482,729,650

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	California
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,296,031	$33,555,148
Net realized gain on investment transactions	3,100,022	2,003,841
Net change in unrealized appreciation/depreciation of investments	(17,449,810)	13,161,036

Net increase in net assets from operations	16,946,243	48,720,025
Dividends to Shareholders from
Net investment income
Class A	(24,791,280)	(25,391,256)
Class B	(2,221,530)	(3,656,739)
Class C	(4,008,352)	(4,434,967)
Capital Stock Transactions
Net decrease	(32,416,454)	(56,664,848)

Total decrease	(46,491,373)	(41,427,785)
Net Assets
Beginning of period	795,809,484	837,237,269

End of period (including distributions in excess of net investment income of ($738,583) and ($747,352), respectively)	$749,318,111	$795,809,484

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Changes in Net Assets

	Insured California
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,744,924	$4,545,678
Net realized gain on investment transactions	509,556	1,171,962
Net change in unrealized appreciation/depreciation of investments	(2,083,399)	258,623

Net increase in net assets from operations	2,171,081	5,976,263
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,061,927)	(3,579,352)
Class B	(239,472)	(416,882)
Class C	(427,742)	(543,686)
Net realized gain on investment transactions
Class A	(995,859)	(1,583,808)
Class B	(114,063)	(245,775)
Class C	(179,622)	(296,689)
Capital Stock Transactions
Net decrease	(8,265,941)	(13,521,840)

Total decrease	(11,113,545)	(14,211,769)
Net Assets
Beginning of period	116,697,687	130,909,456

End of period (including distributions in excess of net investment income of ($88,332) and ($91,165), respectively)	$105,584,142	$116,697,687

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Notes to Financial Statements

Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

Effective, June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolio	Class A	Class B	Class C
National	.68%	1.38%	1.38%
Insured National	1.04%	1.74%	1.74%
New York	.58%	1.28%	1.28%
California	.77%	1.47%	1.47%

For the year ended October 31, 2007, such reimbursement waivers amounted to $1,065,173, $30,994, $1,519,404 and $611,823 for National, Insured National, New York and California Portfolios, respectively.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

Pursuant to the Advisory agreement, the National and New York Portfolios each paid $96,000, the Insured National and Insured California Portfolios each paid $90,500 and the California Portfolio paid $85,000 to the Adviser representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser for the year ended October 31, 2007.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $175,149; Insured National Portfolio, $49,443; New York Portfolio, $149,818; California Portfolio, $151,315 and Insured California Portfolio, $22,129 for the year ended October 31, 2007.

For the year ended October 31, 2007, the Portfolios’ expenses were reduced by: National Portfolio, $20,121; Insured National Portfolio, $5,654; New York Portfolio, $17,733; California Portfolio, $13,532 and Insured California Portfolio, $1,964 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received front-end sales charges from the sale of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended October 31, 2007 as follows:

Portfolio	Front-End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
National	$27,899	$18,708	$9,542	$6,665
Insured National	5,397	1,246	5,702	212
New York	29,443	7,815	52,572	5,210
California	40,665	6,127	8,551	11,630
Insured California	2,396	791	2,679	533

Accrued expenses for the National Portfolio includes $376 owed to a director under the Fund’s deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of each Portfolio’s average daily net assets

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,837,003	$5,008,491
Insured National	3,590,429	2,022,978
New York	7,020,627	2,959,368
California	6,808,514	5,973,429
Insured California	3,051,988	1,936,127

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2007, were as follows:

Portfolio	Purchases	Sales
National	$79,015,497	$63,979,979
Insured National	17,154,643	31,121,991
New York	35,456,258	22,413,925
California	155,613,236	175,446,601
Insured California	19,033,440	27,350,560

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2007.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
National	$437,053,663	$13,811,893	$(1,904,799)	$11,907,094
Insured National	126,255,318	7,121,014	(92,386)	7,028,628
New York	453,868,302	15,745,927	(895,511)	14,850,416
California	691,709,641	47,396,944	(1,205,998)	46,190,946
Insured California	100,403,110	4,838,062	(183,149)	4,654,913

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and Insured National Portfolio and 9,050,000,000 of authorized shares each to the New York Portfolio, California Portfolio and Insured California Portfolio. All shares are divided evenly into three classes. Transactions in capital shares for each class were as follows:

	Shares		Amount
National Portfolio*	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	5,004,964	4,624,690	$50,536,910	$46,644,729

Shares issued in reinvestment of dividends	840,876	1,008,163	8,498,439	10,161,664

Shares converted from Class B	1,002,435	688,817	10,120,115	6,941,658

Shares redeemed	(5,008,770)	(5,627,894)	(50,622,785)	(56,668,567)

Net increase (decrease)	1,839,505	693,776	$18,532,679	$7,079,484

Class B
Shares sold	416,933	501,985	$4,216,929	$5,043,046

Shares issued in reinvestment of dividends	68,094	112,089	688,262	1,128,277

Shares converted to Class A	(1,003,487)	(689,549)	(10,120,115)	(6,941,658)

Shares redeemed	(615,715)	(1,220,094)	(6,221,228)	(12,266,711)

Net decrease	(1,134,175)	(1,295,569)	$(11,436,152)	$(13,037,046)

Class C
Shares sold	785,190	1,008,743	$7,918,699	$10,155,447

Shares issued in reinvestment of dividends	131,224	131,083	1,325,544	1,319,972

Shares redeemed	(981,470)	(1,159,156)	(9,910,988)	(11,669,396)

Net increase (decrease)	(65,056)	(19,330)	$(666,745)	$(193,977)

*	During the period, the Portfolio received $10,166 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor it’s affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

	Shares		Amount
Insured National Portfolio	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	1,252,074	999,530	$12,733,841	$10,164,361

Shares issued in reinvestment of dividends	245,756	305,448	2,500,018	3,108,799

Shares converted from Class B	332,456	141,164	3,375,982	1,437,535

Shares redeemed	(2,442,457)	(1,560,171)	(24,863,214)	(15,872,188)

Net increase (decrease)	(612,171)	(114,029)	$(6,253,373)	$(1,161,493)

Class B
Shares sold	37,415	82,522	$377,209	$838,332

Shares issued in reinvestment of dividends	18,370	29,866	186,543	303,263

Shares converted to Class A	(333,225)	(141,509)	(3,375,982)	(1,437,535)

Shares redeemed	(203,372)	(463,882)	(2,064,993)	(4,705,826)

Net decrease	(480,812)	(493,003)	$(4,877,223)	$(5,001,766)

Class C
Shares sold	103,621	144,344	$1,048,501	$1,463,557

Shares issued in reinvestment of dividends	18,632	14,461	189,120	146,876

Shares redeemed	(145,142)	(213,862)	(1,473,277)	(2,170,862)

Net increase (decrease)	(22,889)	(55,057)	$(235,656)	$(560,429)

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
New York Portfolio	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	6,738,125	5,138,640	$66,529,207	$50,574,087

Shares issued in reinvestment of dividends	876,434	960,545	8,645,281	9,451,279

Shares converted from Class B	2,763,070	952,725	27,170,644	9,377,623

Shares redeemed	(6,161,717)	(4,860,988)	(60,671,945)	(47,776,881)

Net increase (decrease)	4,215,912	2,190,922	$41,673,187	$21,626,108

Class B
Shares sold	708,353	1,076,970	$6,995,261	$10,581,875

Shares issued in reinvestment of dividends	241,916	351,472	2,385,924	3,453,864

Shares converted to Class A	(2,767,069)	(953,888)	(27,170,644)	(9,377,623)

Shares redeemed	(2,061,311)	(2,661,381)	(20,327,480)	(26,118,036)

Net decrease	(3,878,111)	(2,186,827)	$(38,116,939)	$(21,459,920)

Class C
Shares sold	685,977	896,934	$6,764,276	$8,835,401

Shares issued in reinvestment of dividends	109,373	110,958	1,078,464	1,091,049

Shares redeemed	(894,394)	(874,835)	(8,804,265)	(8,602,090)

Net increase (decrease)	(99,044)	133,057	$(961,525)	$1,324,360

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

-	Shares		Amount
California Portfolio	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	5,179,042	3,856,561	$56,853,929	$42,114,386

Shares issued in reinvestment of dividends	1,156,653	1,508,424	12,655,065	16,474,822

Shares converted from Class B	2,389,111	1,987,879	26,123,609	21,718,870

Shares redeemed	(7,776,383)	(8,008,041)	(84,977,233)	(87,397,554)

Net increase (decrease)	948,423	(655,177)	$10,655,370	$(7,089,476)

Class B
Shares sold	186,531	316,211	$2,042,124	$3,451,598

Shares issued in reinvestment of dividends	126,875	225,289	1,389,916	2,459,547

Shares converted to Class A	(2,390,298)	(1,988,528)	(26,123,609)	(21,718,870)

Shares redeemed	(1,227,148)	(2,487,349)	(13,430,443)	(27,114,594)

Net decrease	(3,304,040)	(3,934,377)	$(36,122,012)	$(42,922,319)

Class C
Shares sold	659,274	1,151,870	$7,227,021	$12,593,627

Shares issued in reinvestment of dividends	193,698	198,555	2,119,210	2,168,171

Shares redeemed	(1,488,656)	(1,959,634)	(16,296,043)	(21,414,851)

Net increase (decrease)	(635,684)	(609,209)	$(6,949,812)	$(6,653,053)

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

-	Shares		Amount
Insured California Portfolio	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	260,519	172,424	$3,569,049	$2,384,725

Shares issued in reinvestment of dividends and distributions	160,099	247,752	2,199,313	3,423,860

Shares converted from Class B	209,597	81,742	2,861,292	1,136,761

Shares redeemed	(781,504)	(1,015,397)	(10,688,596)	(14,030,107)

Net increase (decrease)	(151,289)	(513,479)	$(2,058,942)	$(7,084,761)

Class B
Shares sold	7,286	7,424	$100,332	$103,062

Shares issued in reinvestment of dividends and distributions	19,125	34,163	262,969	472,054

Shares converted to Class A	(209,661)	(81,772)	(2,861,292)	(1,136,761)

Shares redeemed	(161,958)	(285,833)	(2,227,167)	(3,948,935)

Net decrease	(345,208)	(326,018)	$(4,725,158)	$(4,510,580)

Class C
Shares sold	50,367	41,427	$686,914	$570,504

Shares issued in reinvestment of dividends and distributions	24,002	37,254	329,546	514,670

Shares redeemed	(183,564)	(217,958)	(2,498,301)	(3,011,673)

Net increase (decrease)	(109,195)	(139,277)	$(1,481,841)	$(1,926,499)

NOTE F

Risks Involved in Investing in the Fund

Concentration of Credit Risk — The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund . A large proportion of the Fund’s insured municipal securities are insured by insurance companies rated AAA. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk–In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2007.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

National	2007	2006
Distributions paid from:
Ordinary income	$65,962	$144,766
Tax-exempt income	18,687,051	19,516,141

Total distributions paid	$18,753,013	$19,660,907

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$286,830
Accumulated capital and other losses	(42,268,592	)(a)
Unrealized appreciation/(depreciation)	12,121,995	(b)

Total accumulated earnings/(deficit)	$(29,859,767	)(c)

(a)

On October 31, 2007, the Portfolio had a net capital loss carryforward of $42,268,592, of which $18,808,737 expires in the year 2008, $12,984,821 expires in the year 2010 and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2007, the Portfolio utilized capital loss carryforwards of $1,861,928. The Portfolio had $5,987,285 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryover expiration resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a corresponding net decrease to additional paid-in capital. This reclassification had no effect on net assets.

Insured National	2007	2006
Distributions paid from:
Ordinary income	$27,021	$3,704
Tax-exempt income	5,402,387	5,807,219

Total distributions paid	$5,429,408	$5,810,923

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$355,004
Accumulated capital and other losses	(1,732,161	)(a)
Unrealized appreciation/(depreciation)	6,972,012	(b)

Total accumulated earnings/(deficit)	$5,594,855	(c)

(a)

On October 31, 2007, the Portfolio had a net capital loss carryforward of $1,732,161 of which $1,312,177 expires in the year 2008, and $419,984 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2007, the Portfolio utilized capital loss carryforwards of $666,968.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

New York	2007	2006
Distributions paid from:
Ordinary income	$61,877	$32,211
Tax-exempt income	18,471,958	19,093,672

Total distributions paid	$18,533,835	$19,125,883

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$106,798
Accumulated capital and other losses	(12,269,207	)(a)
Unrealized appreciation/(depreciation)	15,146,238	(b)

Total accumulated earnings/(deficit)	$2,983,829	(c)

(a)

On October 31, 2007, the Portfolio had a net capital loss carryforward of $12,269,207, of which $1,523,575 expires in the year 2008, $6,973,404 expires in the year 2009, $3,771,908 expires in the year 2011 and $320 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net increase in distributions in excess of net investment income, and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

California	2007	2006
Distributions paid from:
Ordinary income	$167,610	$317,409
Tax-exempt income	30,853,552	33,165,553

Total distributions paid	$31,021,162	$33,482,962

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt investment income	$41,639
Accumulated capital and other losses	(18,626,292	)(a)
Unrealized appreciation/(depreciation)	45,795,486	(b)

Total accumulated earnings/(deficit)	$27,210,833	(c)

(a)

On October 31, 2007, the Portfolio had a net capital loss carryforward of $18,626,292, of which $3,712,265 expires in the year 2008, $10,406,492 expires in the year 2009, and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2007 the Portfolio utilized capital loss carryforwards of $3,362,635.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net increase in distributions in excess of net investment income, and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

Insured California	2007	2006
Distributions paid from:
Ordinary income	$30,236	$71,548
Tax-exempt income	3,698,905	4,468,372
Net long term capital gains	1,289,544	2,126,272

Total distributions paid	$5,018,685	$6,666,192

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Long-term capital gain	$504,535
Undistributed tax-exempt investment income	4,273
Unrealized appreciation/(depreciation)	4,746,426	(a)

Total accumulated earnings/(deficit)	$5,255,234	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net increase in distributions in excess of net investment income, and a net increase in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2007	2006		2005		2004(a)	2003

Net asset value, beginning of period	$ 10.22	$ 10.05		$ 10.13		$ 9.96	$ 9.80

Income From Investment Operations
Net investment income(b)(c)	.44	.46		.47		.50	.52
Net realized and unrealized gain (loss) on investment transactions	(.19)	.17		(.07)		.17	.18

Net increase (decrease) in net asset value from operations	.25	.63		.40		.67	.70

Less: Dividends
Dividends from net investment income	(.44)	(.46)		(.48)		(.50)	(.54)

Net asset value, end of period	$ 10.03	$ 10.22		$ 10.05		$ 10.13	$ 9.96

Total Return
Total investment return based on net asset value(d)	2.52%	6.43%		3.95%		6.92%	7.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$361,701	$349,884		$337,201		$344,557	$373,416
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	.68%	.68	%(e)	.68%		.68%	.68%
Expenses, before fee waivers	.92%	1.01	%(e)	.93	%(f)	1.08%	1.11%
Expenses, before waivers, excluding interest expense	.92%	.92%		.93%		1.08%	1.11%
Net investment income(b)	4.38%	4.56	%(e)	4.65%		4.94%	5.25%
Portfolio turnover rate	15%	22%		25%		47%	35%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2007	2006		2005		2004(a)	2003

Net asset value, beginning of period	$ 10.21	$ 10.04		$ 10.12		$ 9.95	$ 9.79

Income From Investment Operations
Net investment income (b)(c)	.37	.39		.40		.43	.45
Net realized and unrealized gain (loss) on investment transactions	(.19)	.17		(.07)		.17	.18

Net increase in net asset value from operations	.18	.56		.33		.60	.63

Less: Dividends
Dividends from net investment income	(.37)	(.39)		(.41)		(.43)	(.47)

Net asset value, end of period	$ 10.02	$ 10.21		$ 10.04		$ 10.12	$ 9.95

Total Return
Total investment return based on net asset value (d)	1.81%	5.70%		3.25%		6.18%	6.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,332	$37,399		$49,801		$72,264	$101,287
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.38%	1.38	%(e)	1.38%		1.39%	1.39%
Expenses, before fee waivers	1.63%	1.73	%(e)	1.64	%(f)	1.79%	1.81%
Expenses, before waivers, excluding interest expense	1.63%	1.64%		1.64%		1.79%	1.81%
Net investment income(b)	3.69%	3.89	%(e)	3.96%		4.24%	4.54%
Portfolio turnover rate	15%	22%		25%		47%	35%

See footnote summary on page 116.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2007	2006		2005		2004(a)	2003

Net asset value, beginning of period	$ 10.21	$ 10.05		$ 10.13		$ 9.95	$ 9.79

Income From Investment Operations
Net investment income(b)(c)	.37	.39		.40		.43	.45
Net realized and unrealized gain (loss) on investment transactions	(.19)	.16		(.07)		.18	.18

Net increase in net asset value from operations	.18	.55		.33		.61	.63

Less: Dividends
Dividends from net investment income	(.37)	(.39)		(.41)		(.43)	(.47)

Net asset value, end of period	$ 10.02	$ 10.21		$ 10.05		$ 10.13	$ 9.95

Total Return
Total investment return based on net asset value(d)	1.81%	5.59%		3.24%		6.28%	6.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,613	$62,447		$61,622		$68,769	$82,167
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.38%	1.38	%(e)	1.38%		1.38%	1.38%
Expenses, before fee waivers	1.62%	1.72	%(e)	1.64	%(f)	1.78%	1.81%
Expenses, before waivers, excluding interest expense	1.62%	1.63%		1.64%		1.78%	1.81%
Net investment income(b)	3.68%	3.87	%(e)	3.96%		4.24%	4.55%
Portfolio turnover rate	15%	22%		25%		47%	35%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class A
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.27	$ 10.18		$ 10.29	$ 10.11	$ 9.92

Income From Investment Operations
Net investment income(b)(c)	.41	.41		.42	.44	.47
Net realized and unrealized gain (loss) on investment transactions	(.17)	.09		(.11)	.20	.14

Net increase in net asset value from operations	.24	.50		.31	.64	.61

Less: Dividends
Dividends from net investment income	(.40)	(.41)		(.42)	(.46)	(.42)

Net asset value, end of period	$ 10.11	$ 10.27		$ 10.18	$ 10.29	$ 10.11

Total Return
Total investment return based on net asset value(d)	2.42%	4.98%		3.05%	6.42%	6.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$116,843	$124,967		$124,957	$129,888	$139,179
Ratio to average net assets of:
Expenses, net of fee waivers	1.04%	1.04	%(e)	1.04%	1.03%	1.04%
Expenses, before fee waivers	1.06%	1.04	%(e)	1.04%	1.18%	1.16%
Net investment income(b)	4.00%	4.00	%(e)	4.07%	4.28%	4.69%
Portfolio turnover rate	12%	10%		17%	12%	28%

See footnote summary on page 116.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class B
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.25	$ 10.15		$ 10.26	$ 10.09	$ 9.89

Income From Investment Operations
Net investment income(b)(c)	.34	.34		.35	.36	.40
Net realized and unrealized gain (loss) on investment transactions	(.17)	.10		(.11)	.19	.16

Net increase in net asset value from operations	.17	.44		.24	.55	.56

Less: Dividends
Dividends from net investment income	(.33)	(.34)		(.35)	(.38)	(.36)

Net asset value, end of period	$ 10.09	$ 10.25		$ 10.15	$ 10.26	$ 10.09

Total Return
Total investment return based on net asset value(d)	1.72%	4.36%		2.34%	5.60%	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,449	$11,477		$16,375	$22,968	$34,243
Ratio to average net assets of:
Expenses, net of fee waivers	1.74%	1.74	%(e)	1.74%	1.74%	1.75%
Expenses, before fee waivers	1.77%	1.75	%(e)	1.75%	1.89%	1.87%
Net investment income(b)	3.31%	3.32	%(e)	3.39%	3.58%	4.00%
Portfolio turnover rate	12%	10%		17%	12%	28%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class C
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.25	$ 10.16		$ 10.27	$ 10.09	$ 9.90

Income From Investment Operations
Net investment income(b)(c)	.34	.34		.35	.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.17)	.09		(.11)	.19	.15

Net increase in net asset value from operations	.17	.43		.24	.56	.55

Less: Dividends
Dividends from net investment income	(.33)	(.34)		(.35)	(.38)	(.36)

Net asset value, end of period	$ 10.09	$ 10.25		$ 10.16	$ 10.27	$ 10.09

Total Return
Total investment return based on net asset value(d)	1.71%	4.26%		2.34%	5.71%	5.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,872	$11,277		$11,732	$12,198	$14,149
Ratio to average net assets of:
Expenses, net of fee waivers	1.74%	1.74	%(e)	1.74%	1.73%	1.74%
Expenses, before fee waivers	1.77%	1.74	%(e)	1.75%	1.88%	1.86%
Net investment income(b)	3.31%	3.31	%(e)	3.38%	3.59%	3.98%
Portfolio turnover rate	12%	10%		17%	12%	28%

See footnote summary on page 116.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.97	$ 9.81		$ 9.93	$ 9.79	$ 9.69

Income From Investment Operations
Net investment income(b)(c)	.41	.42		.46	.48	.50
Net realized and unrealized gain (loss) on investment transactions	(.15)	.16		(.12)	.15	.11

Net increase in net asset value from operations	.26	.58		.34	.63	.61

Less: Dividends
Dividends from net investment income	(.41)	(.42)		(.46)	(.49)	(.51)

Net asset value, end of period	$ 9.82	$ 9.97		$ 9.81	$ 9.93	$ 9.79

Total Return
Total investment return based on net asset value(d)	2.62%	6.06%		3.46%	6.58%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$356,989	$320,580		$294,005	$280,213	$311,596
Ratio to average net assets of:
Expenses, net of fee waivers	.58%	.58	%(e)	.58%	.59%	.58%
Expenses, before fee waivers	.90%	.89	%(e)	.91%	1.05%	1.06%
Net investment income(b)	4.12%	4.27	%(e)	4.62%	4.93%	5.09%
Portfolio turnover rate	5%	39%		19%	33%	35%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.96	$ 9.80		$ 9.92	$ 9.78	$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.34	.35		.39	.41	.43
Net realized and unrealized gain (loss) on investment transactions	(.16)	.16		(.12)	.15	.11

Net increase in net asset value from operations	.18	.51		.27	.56	.54

Less: Dividends
Dividends from net investment income	(.34)	(.35)		(.39)	(.42)	(.44)

Net asset value, end of period	$ 9.80	$ 9.96		$ 9.80	$ 9.92	$ 9.78

Total Return
Total investment return based on net asset value(d)	1.82%	5.33%		2.75%	5.85%	5.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,342	$114,128		$133,746	$151,474	$171,881
Ratio to average net assets of:
Expenses, net of fee waivers	1.28%	1.28	%(e)	1.28%	1.30%	1.29%
Expenses, before fee waivers	1.61%	1.60	%(e)	1.62%	1.76%	1.77%
Net investment income(b)	3.42%	3.59	%(e)	3.93%	4.22%	4.38%
Portfolio turnover rate	5%	39%		19%	33%	35%

See footnote summary on page 116.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.96	$ 9.80		$ 9.92	$ 9.78	$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.34	.35		.39	.41	.43
Net realized and unrealized gain (loss) on investment transactions	(.15)	.16		(.12)	.15	.11

Net increase in net asset value from operations	.19	.51		.27	.56	.54

Less: Dividends
Dividends from net investment income	(.34)	(.35)		(.39)	(.42)	(.44)

Net asset value, end of period	$ 9.81	$ 9.96		$ 9.80	$ 9.92	$ 9.78

Total Return
Total investment return based on net asset value(d)	1.91%	5.32%		2.74%	5.85%	5.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,305	$48,022		$45,956	$45,121	$52,206
Ratio to average net assets of:
Expenses, net of fee waivers	1.28%	1.28	%(e)	1.28%	1.29%	1.29%
Expenses, before fee waivers	1.60%	1.60	%(e)	1.61%	1.75%	1.77%
Net investment income(b)	3.43%	3.58	%(e)	3.92%	4.23%	4.38%
Portfolio turnover rate	5%	39%		19%	33%	35%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class A
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.07	$ 10.86		$ 10.93	$ 10.63	$ 10.84

Income From Investment Operations
Net investment income(b)(c)	.46	.47		.48	.51	.53
Net realized and unrealized gain (loss) on investment transactions	(.20)	.21		(.07)	.30	(.19)

Net increase in net asset value from operations	.26	.68		.41	.81	.34

Less: Dividends
Dividends from net investment income	(.45)	(.47)		(.48)	(.51)	(.55)

Net asset value, end of period	$ 10.88	$ 11.07		$ 10.86	$ 10.93	$ 10.63

Total Return
Total investment return based on net asset value(d)	2.45%	6.42%		3.78%	7.80%	3.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$594,039	$594,150		$590,042	$587,874	$644,868
Ratio to average net assets of:
Expenses, net of fee waivers	.77%	.77	%(e)	.77%	.78%	.77%
Expenses, before fee waivers	.85%	.85	%(e)	.86%	1.01%	1.02%
Net investment income(b)	4.19%	4.33	%(e)	4.36%	4.75%	4.93%
Portfolio turnover rate	21%	10%		17%	34%	33%

See footnote summary on page 116.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class B
	Year Ended October 31,
	2007		2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.07		$ 10.86		$ 10.93	$ 10.63	$ 10.84

Income From Investment Operations
Net investment income (b)(c)	.38		.40		.40	.44	.46
Net realized and unrealized gain (loss) on investment transactions	(.20)		.21		(.07)	.30	(.20)

Net increase in net asset value from operations	.18		.61		.33	.74	.26

Less: Dividends
Dividends from net investment income	(.38)		(.40)		(.40)	(.44)	(.47)

Net asset value, end of period	$ 10.87		$ 11.07		$ 10.86	$ 10.93	$ 10.63

Total Return
Total investment return based on net asset value (d)	1.6	5%	5.69%		3.06%	7.05%	2.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,581		$80,928		$122,128	$175,215	$237,147
Ratio to average net assets of:
Expenses, net of fee waivers	1.47%		1.47	%(e)	1.47%	1.48%	1.48%
Expenses, before fee waivers	1.56%		1.56	%(e)	1.56%	1.71%	1.73%
Net investment income (b)	3.48%		3.64	%(e)	3.66%	4.05%	4.22%
Portfolio turnover rate	21%		10%		17%	34%	33%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class C
	Year Ended October 31,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.07	$ 10.86		$ 10.93	$ 10.63	$ 10.84

Income From Investment Operations
Net investment income (b)(c)	.38	.40		.40	.44	.46
Net realized and unrealized gain (loss) on investment transactions	(.19)	.21		(.07)	.30	(.20)

Net increase in net asset value from operations	.19	.61		.33	.74	.26

Less: Dividends
Dividends from net investment income	(.38)	(.40)		(.40)	(.44)	(.47)

Net asset value, end of period	$ 10.88	$ 11.07		$ 10.86	$ 10.93	$ 10.63

Total Return
Total investment return based on net asset value (d)	1.73%	5.69%		3.06%	7.05%	2.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,697	$120,731		$125,067	$141,031	$170,003
Ratio to average net assets of:
Expenses, net of fee waivers	1.47%	1.47	%(e)	1.47%	1.48%	1.47%
Expenses, before fee waivers	1.55%	1.56	%(e)	1.56%	1.71%	1.72%
Net investment income (b)	3.49%	3.64	%(e)	3.66%	4.05%	4.23%
Portfolio turnover rate	21%	10%		17%	34%	33%

See footnote summary on page 116.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class A
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.95	$ 14.01	$ 14.21	$ 14.03	$ 14.17

Income From Investment Operations
Net investment income(c)	.48	.53	.57	.61	(b)	.60
Net realized and unrealized gain (loss) on investment transactions	(.18)	.17	(.20)	.18	(.12)

Net increase in net asset value from operations	.30	.70	.37	.79	.48

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.53)	(.57)	(.61)	(.62)
Distributions from net realized gain on investment transactions	(.16)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.76)	(.57)	(.61)	(.62)

Net asset value, end of period	$ 13.61	$ 13.95	$ 14.01	$ 14.21	$ 14.03

Total Return
Total investment return based on net asset value(d)	2.17%	5.19%	2.60%	5.75%	3.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,238	$89,501	$97,079	$103,414	$124,817
Ratio to average net assets of:
Expenses, net of fee waivers	1.08%	1.03	%(e)	1.02%	1.00%	1.07%
Expenses, before fee waivers	1.08%	1.03	%(e)	1.02%	1.07%	1.07%
Net investment income	3.52%	3.85	%(e)	3.99%	4.29	%(b)	4.24%
Portfolio turnover rate	18%	26%	37%	5%	34%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class B
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.95	$ 14.01	$ 14.20	$ 14.02	$ 14.16

Income From Investment Operations
Net investment income(c)	.38	.44	.47	.50	(b)	.50
Net realized and unrealized gain (loss) on investment transactions	(.19)	.16	(.19)	.19	(.12)

Net increase in net asset value from operations	.19	.60	.28	.69	.38

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.43)	(.47)	(.51)	(.52)
Distributions from net realized gain on investment transactions	(.16)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.54)	(.66)	(.47)	(.51)	(.52)

Net asset value, end of period	$ 13.60	$ 13.95	$ 14.01	$ 14.20	$ 14.02

Total Return
Total investment return based on net asset value(d)	1.38%	4.45%	1.96%	5.02%	2.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,046	$11,013	$15,626	$21,559	$29,285
Ratio to average net assets of:
Expenses, net of fee waivers	1.79%	1.74	%(e)	1.73%	1.71%	1.77%
Expenses, before fee waivers	1.79%	1.74	%(e)	1.73%	1.77%	1.77%
Net investment income	2.81%	3.15	%(e)	3.29%	3.58	%(b)	3.52%
Portfolio turnover rate	18%	26%	37%	5%	34%

See footnote summary on page 116.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class C
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.94	$ 14.00	$ 14.20	$ 14.02	$ 14.16

Income From Investment Operations
Net investment income (c)	.39	.43	.47	.51	(b)	.50
Net realized and unrealized gain (loss) on investment transactions	(.19)	.17	(.20)	.18	(.12)

Net increase in net asset value from operations	.20	.60	.27	.69	.38

Less: Dividends & Distributions
Dividends from net investment income	(.38)	(.43)	(.47)	(.51)	(.52)
Distributions from net realized gain on investment transactions	(.16)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.54)	(.66)	(.47)	(.51)	(.52)

Net asset value, end of period	$ 13.60	$ 13.94	$ 14.00	$ 14.20	$ 14.02

Total Return
Total investment return based on net asset value (d)	1.46%	4.46%	1.88%	5.02%	2.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,300	$16,184	$18,204	$19,603	$21,951
Ratio to average net assets of:
Expenses, net of fee waivers	1.78%	1.73	%(e)	1.73%	1.70%	1.77%
Expenses, before fee waivers	1.78%	1.73	%(e)	1.73%	1.77%	1.77%
Net investment income	2.82%	3.15	%(e)	3.29%	3.59	%(b)	3.53%
Portfolio turnover rate	18%	26%	37%	5%	34%

See footnote summary on page 116.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

	Investment Income Per Share*	Realized and Unrealized Gain (Loss) on Investment Transactions Per Share*	Ratio of Net Investment Income to Average Net Assets
National Portfolio
Class A	$.00	$.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
Insured National Portfolio
Class A	.00	.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
New York Portfolio
Class A	.00	.00	.05%
Class B	.00	.00	.05%
Class C	.00	.00	.05%
California Portfolio
Class A	.00	.00	.00%†
Class B	.00	.00	.00%†
Class C	.00	.00	.00%†
Insured California Portfolio
Class A	.00	.00	.00%†
Class B	.00	.00	.00%†
Class C	.00	.00	.00%†

*	Per share amounts less than $0.01.

†	Amount is less than .01%.

(b)	Net of fees waived by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to cost of proxy solicitation.

(f)	During 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios (see table next page) for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(Note f continued from previous page)

	Class A		Class B		Class C
	Previously Reported	Restated	Previously Reported	Restated	Previously Restated	Restated
Ratio to average net assets of:
Expenses, before fee waivers	0.93%	1.14%	1.64%	1.85%	1.64%	1.85%
Expense, before waivers excluding interest expense	N/A	.94%	N/A	1.65%	N/A	1.65%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Insured California Portfolio paid $1,289,544 of long-term capital gains distributed during the fiscal year ended October 31, 2007, which is subject to a maximum tax rate of 15%.

The Portfolios designated the following for the fiscal year ended October 31, 2007:

Portfolio	Exempt-Interest Dividends
National	$18,867,051
California	$30,853,552
New York	$18,471,958
Insured National	$5,402,387
Insured California	$3,698,905

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2008.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson, III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	106	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,+ Chairman of the Board 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	108	None

David H. Dievler, # 78 (1987)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”), (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	107	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	106	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	106	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	106	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	106	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	106	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	106	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Robert B. (Guy) Davidson, III 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Douglas J. Peebles 42	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

Jeffrey S. Phlegar 41	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

Michael G. Brooks 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Fred S. Cohen 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Terrance T. Hults 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph J. Mantineo 48	Treasurer and Chief Financial Office	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund, Inc. (the “Fund”), in respect of the following Portfolios:2

California Portfolio

Insured California Portfolio

Insured National Portfolio

National Portfolio

New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee	Fund
Low Risk Income	45 bp on 1st $2.5 billion	Municipal Income Fund, Inc.
40 bp on next $2.5 billion
35 bp on the balance

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
California Portfolio	$755.2
Insured California Portfolio	$106.4
Insured National Portfolio	$132.8
National Portfolio	$442.5
New York Portfolio	$469.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$ 80,500	0.010%
Insured California Portfolio	$ 80,500	0.065%
Insured National Portfolio	$ 80,500	0.018%
National Portfolio	$ 80,500	0.053%
New York Portfolio	$ 80,500	0.017%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolios’ gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
California Portfolio	Class A	0.77%	0.87%	October 31
	Class B	1.47%	1.56%
	Class C	1.47%	1.55%

Insured National Portfolio	Class A	1.04%	1.06%	October 31
	Class B	1.74%	1.78%
	Class C	1.74%	1.77%

National Portfolio	Class A	0.68%	0.94%	October 31
	Class B	1.38%	1.66%
	Class C	1.38%	1.65%

New York Portfolio	Class A	0.58%	0.89%	October 31
	Class B	1.28%	1.60%
	Class C	1.28%	1.59%

Set forth below are annualized total expense ratios of Insured California Portfolio, which does not have an expense limitation undertaking:

Portfolio	Total Expense Ratios		Fiscal Year End
Insured California Portfolio	Class A	1.06%	October 31
	Class B	1.77%
	Class C	1.76%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented it does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedule been applicable to those Portfolios based on September 30, 2007 net assets versus the Portfolios’ advisory fees.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the contractual management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.4

4	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.5 An EG will typically consist of seven to twenty funds.

The original EG for Insured California Portfolio had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[6]	Lipper Group Median (%)	Rank
California Portfolio	0.450	0.500	4/13
Insured California Portfolio[7]	0.450	0.534	1/10
Insured National Portfolio	0.450	0.547	1/9
National Portfolio	0.450	0.520	3/14
New York Portfolio[8]	0.450	0.533	2/9

Because Lipper had expanded Insured California Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.9 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.10 Set

5	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

7	The Portfolio’s EG was expanded by Lipper at the request of the Senior Officer and the Adviser.

8	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

9	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

10	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EG and EU. The Portfolios’ total expense ratio rankings are also shown:

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
California Portfolio	0.770	0.776	6/13	0.826	9/30

Insured California Portfolio[12]	1.031	0.903	9/10	0.850	12/13

Insured National Portfolio	1.039	0.895	8/9	0.860	18/20

National Portfolio	0.679	0.860	1/14	0.851	4/60

New York Portfolio	0.580	0.784	1/10	0.803	1/25

Based on this analysis, except for National Portfolio and New York Portfolio, which have a more favorable ranking for total expense ratio basis compared to management fee basis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to all of the Portfolios increased during calendar year 2006 relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser

[11]	Most recently completed fiscal year Class A share total expense ratio.

[12]	The Portfolio’s EU was expanded by Lipper under standard Lipper guidelines.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.040% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$33,367
Insured California Portfolio	$3,458
Insured National Portfolio	$5,116
National Portfolio	$28,657
New York Portfolio	$42,667

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,990,113	$37,249
Insured California Portfolio	$584,248	$4,616
Insured National Portfolio	$628,216	$19,139
National Portfolio	$2,069,953	$35,377
New York Portfolio	$2,618,975	$113,374

[1][3]

ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:14

Portfolio	ABIS Fee	Expense Offset
California Portfolio	$ 167,938	$8,587
Insured California Portfolio	$ 25,417	$1,287
Insured National Portfolio	$ 56,551	$3,885
National Portfolio	$ 211,496	$13,806
New York Portfolio	$ 158,945	$12,010

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios17 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2007.19

California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.34	3.96	3.80	4/13	5/34
3 year	5.07	4.35	4.45	3/12	8/31
5 year	4.77	4.36	4.36	3/11	7/27
10 year	4.89	4.89	4.82	6/11	10/26

Insured California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.91	3.61	3.61	1/3	2/6
3 year	4.09	3.80	3.81	1/3	2/6
5 year	3.97	3.97	3.98	2/3	4/6
10 year	4.56	4.56	4.57	2/3	4/6

Insured National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.14	3.53	3.52	1/9	2/20
3 year	4.44	3.65	3.71	1/9	1/20
5 year	4.67	3.78	3.88	1/9	1/20
10 year	4.52	4.39	4.48	4/9	8/20

17	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.77	3.64	3.67	1/14	2/65
3 year	5.06	4.29	4.10	1/13	4/63
5 year	4.69	4.21	4.11	2/13	9/61
10 year	4.42	4.49	4.53	8/13	29/47

New York Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.28	3.97	3.78	3/10	5/28
3 year	4.74	3.98	3.96	2/10	4/27
5 year	4.60	4.02	4.11	3/10	6/24
10 year	4.76	4.72	4.65	4/10	8/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.23

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	4.34	5.07	4.77	4.89	6.58	4.00	0.28	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	6.62	3.65	0.39	10
Inception Date: December 29, 1986

[2][0]	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

[2][1]

The benchmark’s since inception performance return for each Portfolio is from the nearest month-end after inception date. In contrast to the benchmark, each Portfolio’s since inception performance return is from the Portfolio’s actual inception date.

[2][2]

Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

[2][3]

The Lehman Brother’s Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.

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	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Insured California Portfolio	3.91	4.09	3.97	4.56	6.45	4.75	0.18	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	7.19	3.65	0.39	10
Inception Date: November 21, 1985

Insured National Portfolio	4.14	4.44	4.67	4.52	6.29	4.26	0.18	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	6.62	3.65	0.39	10
Inception Date: December 29, 1986

National Portfolio	4.77	5.06	4.69	4.42	6.44	3.63	0.18	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	6.62	3.65	0.39	10
Inception Date: December 29, 1986

New York Portfolio	4.28	4.74	4.60	4.76	6.16	3.65	0.27	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	6.62	3.65	0.39	10
Inception Date: December 29, 1986

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Corporate Bond Portfolio

Diversified Yield Fund*

Emerging Market Debt Fund

Global Bond Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal    Income Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

NOTES

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1007

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2006	$31,100	$4,745	$13,433
	2007	$33,200	$4,562	$13,575
Insured California Portfolio	2006	$31,100	$4,745	$12,407
	2007	$33,200	$4,548	$13,575
Insured National Portfolio	2006	$31,100	$4,745	$12,443
	2007	$33,200	$4,548	$13,575
National Portfolio	2006	$31,100	$4,745	$12,885
	2007	$33,200	$4,556	$13,575
New York Portfolio	2006	$31,100	$4,745	$12,932
	2007	$33,200	$4,557	$13,575

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2006	$1,028,066	$149,693
			$(136,260)
			$(13,433)
	2007	$908,892	$137,657
			$(124,082)
			$(13,575)
Insured California Portfolio	2006	$1,027,040	$148,667
			$(136,260)
			$(12,407)
	2007	$908,878	$137,643
			$(124,068)
			$(13,575)
Insured National Portfolio	2006	$1,027,076	$148,703
			$(136,260)
			$(12,443)
	2007	$908,878	$137,643
			$(124,068)
			$(13,575)
National Portfolio	2006	$1,027,518	$149,145
			$(136,260)
			$(12,885)
	2007	$908,886	$137,651
			$(124,076)
			$(13,575)
New York Portfolio	2006	$1,027,565	$149,192
			$(136,260)
			$(12,932)
	2007	$908,887	$137,652
			$(124,077)
			$(13,575)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 27, 2007